Exhibit 10.23

LIQUID GOLD TECHNOLOGIES CORPORATION

AND AFFILIATES

Evaluation of the selected leases in

Logan County, OK

Reserves and Valuations

as of March 27th, 2023

Prepared for:

Alpha Energy Inc.

Prepared by:

Liquid Gold Technologies

and affiliates

March 27th, 2023

March 27, 2023

Alpha Energy Inc.

Re: Certified SEC Reserves and Valuation Report for Alpha Energy Inc. for selected leases in Logan County, Oklahoma

At the request of Alpha Energy Inc.(Alpha ), Liquid Gold Technologies, lnc. (LGT) has conducted a review of Alpha's oil and gas reserves, valuation data and reports as pertains to procedures and methodologies used as described by Alpha as Alpha's proved reserves, future production and the discounted future net income as of Jan 1, 2023 regarding properties known as Alpha's Logan 1 Project, otherwise known as the Alpha leases in Logan County, OK Oil & Gas lease interest and wells, based upon the statements of Alpha, without independent verification, used in Alpha's supplied data to LGT regarding Alpha's interests in the field and wells. LGT has used LGT's interpretations of Alpha's supplied data and the SEC's definition, and disclosure guidelines of the United States Securities and Exchange Commission (SEC) contained in Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released July 14, 2009 in the Federal Register (SEC regulations). LGT's Reserves and Valuation Report dated December 31, 2023 is presented here based upon Alpha's and the firm's statements and supplied data. LGT prepared this report for public disclosure by Alpha in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations. The estimated reserves shown herein represent LGT's estimated net reserves attributable to the leasehold and royalty interests in certain properties as represented to be owned by Alpha effective as of December 31, 2023. The Alpha supplied reports and data reviewed by LGT were used by LGT, without audit, to produce the reserves determinations of such property and wells and otherwise known as the properties ("Properties").

Interests

The report and properties referred to herein and produced by LGT represent, as per Alpha supplied data, various percent of Alpha 's anticipated working and net revenue interest. The properties are located in W/2 SW/4, W/2 E/2 SW/4 Section 6, T17N- R2W,SE/4 Section 1, S/2 Section 2, W/2 SW4 (wells owned only), E/2 (wells owned only), NW, and E/2 SW/4 Section 11, S/2, NW, and N/2 NE Section 12, and well 14-8 in Logan County, OK. There are also production rights held for three wells in Section 36 T16N-R2E in Lincoln County, OK. Based on Alpha’s reports, their working interest ownership is on average approximately 83.0%, with a range of 36.90% to 100% representing the working revenue interest across the 1380 gross leased acres in Logan County, OK. The total net proved oil and natural gas hydrocarbons reserves is estimated within this acreage based on these anticipated ownership percentages as of December 31, 2023. The leased acreage location, areas, and shapes were provided by Alpha, without audit, and used in the analysis of the estimated reserves.

Expenses

The anticipated capital expenditures or lease operating expenses (LOE) associated with the development of the lease acreage and the extraction of the oil and gas resource was from Authorization for Expenditure (AFE) information provided by Alpha. The LOE for each vertical well is projected to be $750 per month per well and $2,500 per month per horizontal well, once each well is brought online.

On the property, there are nine (9) wells that are currently active, with two wells recently recompleted (Mississippian formation perforated and acidized). There was an attempt to restart three wells (Coral 2-2, Coral 11-21, and Coral 11-28) but the results were uneconomic due to high water production. A future plan is to convert 1-2 wells into saltwater disposal wells, possibly Coral 12-27.

The cost of initiating behind-the-pipe production of the Redfork, Cleveland, Hunton, Carmichael, Viola, Oswego, and lower Mississippian formations in selected wells is anticipated to also be $90,000 per well. There is not expected to be any comingling of production in these wells since they are inactive, though plugs should be employed as necessary. There are also eight inactive wells that should be brought online with a modest workover estimated at $12,000 per well. These wells produced exclusively out of the Miss Lime and their initial production is anticipated to be profitable.

There is solid potential for the development of horizontal and vertical proven undeveloped wells on Logan I. The capital expenditure to drill and complete new proven, undeveloped (PUDs) verticals wells is $700,000 per new well. The capital expenditures to drill and complete undeveloped (PUDs) horizontal wells range from $3,500,000 for 1.5 miles laterals per new well.

Pricing

As of January 1, 2023, LGT has used the trailing-twelve-month (TTM) Jan 1, 2023 Cushing, Oklahoma WTI oil price average and the Henry Hub Jan 1, 2023 TTM natural gas price average. The pricing used by LGT were held constant throughout the life of the properties. A detailed table in the appendix summarizes the TTM NYMEX WTI oil price average used by LGT. The product prices which were used by LGT to determine the future gross revenue for each property were not adjusted for gravity, quality, local conditions, gathering and transportation fees, operational efficiency, or distance from market, referred to as the "differentials."

The average realized prices shown in the table below were determined by LGT before production taxes. LGT's estimate of the total oil and gas prices for the Central Oklahoma area are shown. The data shown is presented in accordance with SEC disclosure requirements.

Geographic Area	Date	Product	Average Realized Prices
Henry Hub TTM Average	TTM average Jan 1, 2023	Gas	6.344/MBTU
NYMEX WTI TTM Average	TTM average Jan 1, 2023	Oil	$90.57/Bbl.

Reserves

LGT's estimated reserves and future net income amounts, based upon Alpha 's supplied data, are related to hydrocarbon prices. Alpha has informed LGT that in preparation of their supplied data they have supplied LGT with accurate data. As of March 27, 2023, LGT has used the Jan 1, 2023 trailing-twelve-month (TTM) oil prices average based on Cushing, Oklahoma WTI prices. As of March 27, 2023, LGT has used the Jan 1, 2023 TTM natural gas prices based on Henry Hub natural gas prices average. Actual future prices may vary significantly from these contracted prices, therefore, volumes of reserves actually recovered, and the amounts of income actually received may differ significantly from the estimated quantities and values presented in this report. A summary of the report’s findings are as follows:

SEC PARAMETERS

Estimated PV10

1380 gross leased acres, more or less

Logan County, OK

As of January 1, 2023, Proven and Probable

	Producing	Non-Producing	Behind Pipe	Undeveloped Drilled	Total Proved
Proven Net Reserves	PDP	PDNP	PBP	PUD	PROVEN
Gas-MCF	23,110	14,780	417,780	0	455,670
Oil/Condensate-Bbl.	6,520	6,300	57,980	0	70,800
SEC PV-10% (BOE) ($)	$400,140	$310,120	$4,331,760	0	$5,042,020
TOTAL PV-10% VALUATION	$5,042,020
Probable Net Reserves					PROBABLE
Gas-MCF	0	0	86,570	4,558,720	4,645,290
Oil/Condensate-Bbl.	0	0	52,610	1,377,170	1,429,780
SEC PV-10% (BOE) ($)	0	0	$2,240,040	$70,773,960	$73,014,000
TOTAL PROB PV-10% VALUATION	$73,014,000
TOTAL PROVEN + PROB PV-10% VALUATION	$78,056,020

The BOE factor in the table above is based on Jan 1, 2023 TTM oil and gas prices average. Liquid hydrocarbons are expressed in standard 42-gallon barrels. All gas volumes are reported on as "as-sold basis" expressed in thousands of cubic feet (MCF) at the official temperature and pressure bases of the areas in which the gas reserves are located. In the report, discounted future net income data are expressed as U.S. dollars ($).

Reserves included in this Report

The productive formation found within on the Logan and Lincoln property includes formations such as the Viola, Miss Lime, Carmichael, Redfork, Cleveland, Hunton, and the Wilcox, with the vast majority of wells producing from the Miss Lime. The breakdown of the wells consists of 9 (nine) active producing wells and eight (8) inactive wells. Of the nine active wells, all nine are producing from the upper-mid Miss Lime, and one is also producing from both the Viola dolomite and Miss Lime formations. One of these wells was also identified with proven production behind-the-pipe (bypass) in the Cleveland formation.

Of the eight inactive wells, all plan to be brought on-line with a modest workover effort and expense. These wells almost exclusively produced from the Miss Lime. While some of these wells may prove to be noncommercial or marginally profitable, the distributed risk across all eight wells is anticipated to be clearly profitable. In addition, nine (9) wells were identified with proven production behind-the-pipe (bypass). These wells, with simple perforation and acid treatment, would be sufficient to stimulate production. There are also plans to drill 10 (ten) vertical Miss Lime well (PUDs) but given present lease holdings, only 7 (seven) are available for development.

From a review of previous work and the characteristics of several horizontal wells in the area, it is reasonable to conclude that there is strong potential for horizontal well development within the Miss Lime and Woodford formations, specifically the sections located within 17N-3W. Most of the horizontal wells in the area were drilled in 2012-2014, with two drilled in 2016-2017. Thus the completions of these wells are clearly in the ”gen1” or “gen 2” types of completion designs. Operators have advanced their designs to “gen 5” or beyond, with resulting improvements in production of 100-200% or more. The OOIP has been shown from local well data and the recovery has been substantially improved from region data, however, any undeveloped horizontal wells were categorized as probable undeveloped due to lack of local analogs. Eight Woodford horizontal well probable prospects were identified through the analysis. All eight horizontals are 7500 feet long and are located running N-S in 1-17N-3W, 2-17N-3W, 11-17N-3W, and 12-17N-3W.

Categories of Reserves

In LGT's opinion, and using the Alpha supplied statements and data, this report is of the procedures and methodologies used to determine the proved reserves conforms to the definitions as set forth in the Securities and Exchange Commission's Regulations Part 210.4-

10(a). An abridged version of the SEC reserves definitions from 210.4-10(a) entitled "Petroleum Reserves Definitions" is included as an attachment to this report.

The various proved reserve status categories are defined under the attachment entitled "Petroleum Reserves Definitions" in this report. The proved developed non- producing reserves included in this report consist of shut-in and behind pipe categories and Proved Undeveloped reserves are projected from wells remaining to be drilled with reasonable certainty to by likely to produce similar volumes of oil and gas reserves given the identical economic conditions that exist.

Reserves are "estimated remaining quantities of oil and gas and related substances anticipated to be producible, as of a given date, after completion of development projects to known accumulations." All reserve estimates involve an assessment of the uncertainty relating to the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the number of reliable statements and data supplied by Alpha and the geologic and engineering data available at the time of the estimate. Alpha 's statements and data were taken as accurate without detailed audit of the statements and data supplied. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves. Reserves may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At Alpha 's request, only proved reserves attributable to the properties were reviewed.

Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward. The proved reserves were estimated using deterministic methods as described. If deterministic methods are used, the SEC has defined reasonable certainty for proved reserves as a "high degree of confidence that the quantities will be recovered."

Proved reserve estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change. For proved reserves, the SEC states that "as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to the reserves with time, reasonably certain estimated resources are much more likely to increase or remain constant than to decrease" given the statements and data available and taken as accurate. Moreover, estimates of proved reserves may be revised because of future operations, effects of regulation by governmental agencies or geopolitical or economic change and risks. Therefore, any proved reserves are estimates only and should not be construed as being exact quantities, and if recovered, the revenues there from, and the actual costs related thereto, could be more or less than the estimated amounts.

Data, Methodology, Procedure, and Assumptions

The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with definitions set forth by the Securities and Exchange Commission Regulations Part 210.4-10(a). The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods; (2) volumetric-based methods; and (3) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves.

Reserve evaluators must select the method or combination of methods which in their professional judgment is most appropriate given the nature and amount or reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property.

In many cases, the analysis of the available geoscience and engineering data and the subsequent interpretation of this data may indicate a range of possible outcomes in an estimate, irrespective of the method selected by the evaluator. When a range in the quantity of reserves is identified, the evaluator must determine the uncertainty associated with the incremental quantities of the reserves. If the reserve quantities are estimated using the deterministic incremental method, the uncertainty for each discrete incremental quantity of the reserves is addressed by the reserve category assigned by the evaluator.

Therefore, it is the categorization of reserve quantities as proved, probable and/or possible that addresses the inherent uncertainty in the estimated quantities reported. For proved reserves, the SEC defines uncertainty wherein the "quantities actually recovered are much more likely than not to be achieved." This report refers only to estimates of proven reserves and their valuation as of Jan 1, 2023. The SEC states that "probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are likely as not to be recovered." The SEC states that "possible reserves are those additional reserves that are less certain to be recovered than probable reserves and the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves." All quantities of reserves within the same reserve category must meet the SEC definitions as noted above.

Estimates of reserves quantities and their associated reserve categories may be revised in the future as additional geoscience or engineering data become available. Furthermore, estimates of reserves quantities and their associated reserve categories may also be revised due to factors such as changes in economic conditions, results of future operations, effects of regulation by governmental agencies or geopolitical or economic risks as previously noted.

The proved reserves for the properties as reviewed and estimated by LGT, based upon data supplied by Alpha without audit, include but are not limited to performance methods, the volumetric method, analogy, or a combination of methods. The performance methods used by LGT include, but may not be limited to, decline curve analysis that utilized extrapolations of historical production and pressure data available through Jan 1, 2023 in those cases where such data were considered to be definitive. The statements and data supplied by Alpha were furnished to LGT by Alpha and were considered factual and sufficient for the purpose without audit. The volumetric method, analogy, or a combination of methods determined other proved reserves.

100 percent of the proved developed non-producing and the proved un-developed reserves that were reviewed were estimated by LGT by the analogy and volumetric method. The data utilized from the analogies and volumetric data were considered sufficient for the purpose.

As stated previously, proved reserves must be anticipated to be producible from a given dat~~e~~ forward based upon economic conditions including prices and costs at which producibility from a reservoir is determined. LGT has taken certain of Alpha 's primary statements of their economic data as factual without audit and certain of Alpha 's other data as factual without audit. The ratio of the TTMs for oil and gas were used to calculate the BOE factor utilized. The BOE factor was calculated to be 20.48.The effect of derivative instruments designated as price hedges of oil and gas quantities are not reflected in Alpha 's individual property evaluations since derivatives are not used by Alpha.

LGT's forecasts for future production rates are based upon historical performance from wells in the region. Where no production decline trends have been established by LGT due to the limited historical production records from wells on the properties, surrounding similar wells historical production records have been used and extrapolated to wells of the property. An estimated rate of decline was then applied by LGT to depletion of the reserves or thirty (30) years, whichever occurs first.

Test data and other related information were used by LGT to estimate the anticipated initial production rates from wells or locations that are not currently producing. For reserves not yet on production, sales were estimated to commence at an anticipated date furnished by Alpha . Wells or locations that are not currently producing may or may not start producing earlier or later than anticipated by Alpha estimates due to unforeseen factors causing such changes. Such factors may include further interpretation, delays due to weather, the availability of Alpha , the sequence of drilling, completing and/or recompleting wells and/or constraints set by regulatory bodies or other changes.

The future production rates from wells currently on production, or wells or locations that are not currently producing, may be more or less than estimated because of changes including, but not limited to, accuracy of statements and data supplied by Alpha, reservoir performance, operating conditions, compression and artificial lift, pipeline capacity and/or operating conditions, producing market demand and/or allowables, prices, or other constraints, which may be set by regulatory bodies.

Operations that generate Alpha ’s income may vary and be subject to various levels of governmental controls and regulations. These controls and regulations may include, but not be limited to, matters relating to land tenure and leasing, the legal requirement to produce hydrocarbons, drilling and production practices, environmental protection, marketing and pricing policies, royalties, various taxes, and levies including income tax which may be subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of proved reserves and amounts of income to differ significantly from the estimated quantities.

The estimation of proved reserves is based upon Alpha 's supplied statements and data and Alpha 's stated interests owned by Alpha ; however, LGT has not made any field or leases or land title examination of the properties. No consideration was given to potential environmental liabilities that may exist nor were any costs included for potential liabilities to restore and clean up damages, if any, caused by past or future operating practices. All reserves were estimated based on single unit spacing from productive wells and contiguous productive formations based on geological and engineering data.

Alpha has informed LGT that Alpha have furnished LGT with all of the material accounts, records, geological and engineering data, reports and other statements and data in their possession required for this investigation. LGT has not confirmed this by audit of  Alpha files. In performing LGT's review of Alpha 's forecast of future prices, production and income, LGT has relied upon Alpha 's statements and data furnished to LGT by Alpha as accurate without independent verification with respect to use of proper and accurate economics, property interests owned by Alpha , production and well tests from examined wells, product prices, any geological and engineering data supplied by Alpha . LGT reviewed such data for its reasonableness; however, LGT has not conducted an independent verification of the statements or data furnished by Alpha . LGT considers the statements and data furnished to LGT by Alpha to be appropriate for the purpose of this review of Alpha 's property interest. In summary, LGT considers the assumptions, data, methods, and analytical procedures used by Alpha and reviewed by LGT to be appropriate for the purpose hereof, and LGT has used all such methods and procedures that LGT considers necessary and appropriate under the circumstances to render LGT's conclusions as stated.

Opinion

Based on LGT's review, including LGT's statements and data, technical processes and methodologies stated and/or used by LGT, it is LGT's opinion that the overall procedures and methodologies utilized in preparing LGT's estimates of the proved reserves, future production and discounted future net income as of Jan 1, 2023 to comply with current SEC regulations and that the overall proved reserves, future production and discounted future net income for the reviewed properties as estimated by LGT are, in the aggregate, reasonable within established SEC guidelines.

Standards of Independence and Professional Qualifications

LGT is an independent petroleum geological, geophysical, and engineering consulting firm that has been providing petroleum-consulting services and qualified reserves evaluations and certified reserves and valuation reports for clients throughout the world for over thirty years. LGT is an employee-owned incorporated firm and maintains offices in Dallas, Texas U.S.A. LGT has numerous extensively experienced and licensed engineers and geoscientists as our consulting staff.

No single client or job represents a material portion of LGT’s annual revenue. LGT employees do not serve as an officer or director of any publicly traded oil and gas company and LGT is separate and independent from the operating and investment decision- making process of our clients. LGT does not own interests in any of our client's properties. This allows LGT to bring the highest level of independence and objectivity to each engagement for our services.

LGT and its affiliate consultants actively participates in industry-related professional societies and organizations and has been performing reserves evaluations according to SEC regulation and requirements for over twenty-five years for major oil and gas corporations as well as mid-sized and small independent oil and gas companies worldwide.

LGT and its affiliate engineers and geoscientists are required to receive the appropriate professional accreditation in the form of registered or certified professional engineer's license or a registered or certified professional geoscientist's credentials from an appropriate governmental authority or from the recognized self-regulating professional organizations and to maintain such credentials in active up to date status.

LGT is independent with respect to Alpha. Neither LGT nor any of LGT's employees have any interest in the subject properties, and neither the employment to do these services nor the compensation to perform such services is contingent upon LGT's reviews or estimates of reserves for any properties or client.

The results of this report, presented herein, are based upon technical review and analysis by teams of consulting geoscientists and engineers for LGT. The professional qualifications of the undersigned, the technical person primarily responsible for overseeing, reviewing, and approving the review of the reserve information discussed in this report, are included as an attachment to this letter.

Terms of Usage

LGT has provided Alpha with a digital version and a signed copy of this reserves and valuation report. In the event there are any differences between the digital version, and this signed copy and medallioned report, this signed report shall control and supersede the digital version.

The data and work papers used in the preparation and report are available for examination by authorized parties in LGT’s offices at an arranged time and date. Please contact LGT if we can be of further service.

Respectfully,

LGT

This

Space

Left

Blank

Intentionally

Professional Qualifications of Primary Technical Persons

Dr. Robert Miles

Dr. Robert Miles received his B.S. with distinction from the US Naval Academy, and M.S. and PhD degrees in Material Physics from the California Institute of Technology (Caltech).

He presently is the Chief Executive Officer and President of Liquid Gold Technologies. Dr. Miles was previously an employee of Hunt Oil and Sevin Rosen Funds (SRF), where he led Hunt Oil’s efforts in the evaluation of all technological advancements in the areas of oil and gas exploration and reservoir development. He has worked through the years with SRF and an exploration firm to study the efficacy and opportunities of a range of reconnaissance and exploration technologies and the opportunities utilizing advanced signal processing.

Previously, he was a partner at Koch Industries, where he led successful startups in the areas of exploration and reconnaissance technologies, and advanced materials. He also served as a manager at McKinsey & Company, consulting for several Fortune 500 energy companies on operations, risk management, and capital efficiency. Prior to McKinsey, he worked at Jet Propulsion Labs in Pasadena, California on Remote Sensing algorithms and measurements for characterizing material characteristics. He also did research at IBM Research Labs in Yorktown Heights, New York on material analysis and characterization.

Among his achievements are:

●	Invention of the QuickLook process, which involves the mathematical “stacking” of numerous disparate geological and geophysical datasets with different geostatistical characteristics.
●	Co-led or led discovery of many new fields in both nationally and internationally including selected areas in United States and South America.

Joseph Rochefort

Joseph Rochefort received his M.S. in Geology from Texas Tech University, and his B.S. in Geophysics and Geology from Texas Christian University. He is a certified Petroleum Geologist, certified Petroleum Geophysicist, and SEC Recognized Reservoir Analyst.

He is presently a consultant for LGT and performs a wide variety of E&P services including field development, certified SEC reserves reports, reservoir modeling, FTC M&A oversight reports, drilling and prospect analysis, sedimentary, and carbonate structural and diagenetic field exploration and developments, well operations and log analysis for and with various U.S. and International entities and clients.

He has previously worked at Mobil and Exxon as an Exploration Geologist and in their global corporate New Exploration and Production Ventures Division.

Among his achievements are:

●	Multiple industry and public SEC reserves analyses and reservoir evaluations for majors, independents, and for various governmental entities.
●	Recognition as an Expert Oil and Gas Industry Witness.
●

Acquisition of exploration and production interests of over 43,000 acres interest in 4 U.S. basins with subsequent direction of drilling discoveries of four fields and further drilling development of 8 producing fields with market valuation of $ 2.2 Billion.

●	Development, supervision, and successful completion of acquisition, development, operations, drilling, Mergers & Acquisition projects, ranging in CapEx from $5 Million to ~~$~~200 million.

PETROLEUM RESERVES DEFINITIONS

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC)

PREAMBLE

On July 14, 2009, the United States Securities and Exchange Commission (SEC) published the "Modernization of Oil and Gas Reporting: Final Rule" in the Federal Register of National Archives and Records Administration (NARA). The "Modernization of Oil and Gas Reporting: Final Rule" includes revisions and additions to the definition section of Rule 4-10 of Regulation S-X, revisions and additions to the oil and gas reporting requirements in Regulation S-K, and amends and codifies Industry Guide 2 in Regulation S-K. The Modernization of Oil and Gas Reporting; Final Rule", including all references to Regulation S-X and Regulation S-K, shall be referred to herein collectively as the "SEC regulations". The SEC regulations take effect for all filings made with the United States Securities and Exchange Commission as of July 31, 2009, or after July 1, 2010. Reference should be made to the full text under Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) for complete definitions (direct passages excerpts in part or wholly from the aforementioned SEC document are incorporated herein in italics).

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserves estimates involve an assessment of the uncertainty relating to the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

Under SEC regulations as of July 31, 2009, or after July 1, 2010, a company may optionally disclose estimated quantities of probable or possible oil and gas reserves in documents publicly filed with the SEC. The SEC regulations continue to prohibit disclosure of estimates of oil and gas resources other than reserves and any estimated values of such resources in any document publicly filed with the SEC unless such information is required to be disclosed in the document by foreign or state law as noted in 229.1202 Instruction to item 1202.

Reserves estimates will be revised only as additional geologic or engineering data becomes available or as economic conditions change.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, natural gas cycling, waterflooding, thermal methods, chemical and/or biological methods, and the use of miscible and immiscible displacement fluids as well as other methods.

Reserves may be attributed to either conventional or unconventional petroleum accumulations. Petroleum accumulations are considered as to be either conventional or unconventional based on the nature of their in-place characteristics, extraction method applied, or degree of processing prior to sale. Examples of unconventional petroleum accumulations include coalbed or coal seam methane (CBM/CSM), basin-centered gas, shale gas, gas hydrates, natural bitumen and oil shale deposits. These unconventional accumulations may require specialized extraction technology and/or significant processing prior to sale.

Reserves do not include quantities of petroleum being held in inventory.

Because of the differences in uncertainty, caution should be exercised when aggregating quantities of petroleum from different reserves categories.

RESERVES (SEC DEFINITIONS)

The Securities and Exchange Commission Regulation S-X 210.4-10(a)(26) defines reserves as follows:

Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal Alpha to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent rese1Voirs Isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Rese1Ves should not be assigned to areas that are clearly separated from known accumulation by a non-productive rese1Voir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (potentially recoverable resources from undiscovered accumulations).

PROVED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X 210.4-10(a)(22) defines proved oil and gas reserves as follows:

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations - prior to the time at which contracts providing the Alpha to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil and gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes alower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-of-the- month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

RESERVES STATUS DEFINITIONS AND GUIDELINES

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION (sec)

And

PETROLEUM RESOURCES MANAGEMENT SYSTEM (SPE- PRMS)

Sponsored and approved by:

SOCIETY OF PETROLEUM

ENGINEERS (SPE) WORLD

PETROLEUM COUNCIL (WPC)

AMERICAN ASSOCIATION OF PETROLEUM

GEOLOGISTS (AAPG) SOCIETY OF PETROLEUM

EVALUATION ENGINEERS (SPEE)

Reserves status categories define the development and producing status of wells and reservoirs. Reference should be made to Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) and SPE-PRMS as the following reserves status definitions are based on excerpts from the Alpha documents (direct passages excerpted from the aforementioned SEC and SPE-PRMS documents are denoted in italics herein).

DEVELOPED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulations S-X 210.4-10(a)(6) defines developed oil and gas reserves as follows:

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time or the reserves estimate if the extraction is by means not involving a well.

Developed Producing (SPE-PRMS Definitions)

While not a requirement for disclosure under the SEC regulations, developed oil and gas reserves may be further sub-classified according to the guidance contained in the SPE-PRMS as Producing or Non-Producing.

Developed Producing Reserves

Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.

Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing (PDNP)

Developed Non-Producing reserves include shut-in and behind-pipe reserves.

Shut-in

Shut-in Reserves are expected to be recovered from:

(1)	completion intervals which are open at the time of the estimate, but which have not started producing;
(2)	wells which were shut-in for market conditions or pipeline connections; or
(3)	wells not capable of production for mechanical reasons.

Behind-Pipe

Behind-pipe Reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

UNDEVELOPED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X 210.4-10(a)(31) defines undeveloped oil and gas reserves as follows:

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longertime.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery techniques is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Additional tables

Table 1: PDNP Project Information date 1-Jan-2023.

Table II: PDNP Reserve Economic Proforma Report dated 1-Jan-2023.

Table III: PBP Project Information date 1-Jan-2023.

Table IV: PBP Reserve Economic Proforma Report dates 1-Jan-2023

Table V: PDP Project Information date 1-Jan-2023.

Table VI: PDP Reserve Economic Proforma Report dated 1-Jan-2023.

Table VII: Probable BP Reserve Economic Proforma Report dated 1-Jan-2023. Table VIII: Probable Project Information date 1-Jan-2023.

Table IX: Probable Undeveloped Reserve Economic Proforma Report dated 1- Jan-2023.

Appendix: TTM Average of Oil and Gas Prices

Table I: PDNP Project Information date 1-Jan-2023.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		Jan 2023
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Proven
Effective month & year		Jan 2023
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		83.0
Total acreage	acres	1380
PRICING DATA
Oil price	$/Bbl.	90.57
Oil price Esc and start date		0
Gas price	$/MCF	6.344
Gas price Esc and start date		0

The expected production from the eight (8) reworked wells in Logan I and in Lincoln County along with their decline parameters were determined through information provided by Alpha. The Logan I wells produced from the upper and lower Miss Lime. Decline curve analysis was performed on the PDNP wells using PhDwin software and curve fitting algorithms. Average recoverable reserves are estimated to be on average 1,590 barrels of oil and about 3,122 MCF per PDNP well, with an initial production of about one and a half barrels of oil per day. Based on information from Alpha, LGT assumed a remaining lifetime of both restarted and reworked wells to be, on average, four and a half (4.5) years, afterward they will become uneconomic. Two of the wells in Lincoln County scheduled for rework may not be economic and are labeled as such in this report.

Table II: PDNP Reserve Economic Proforma Report dated 1-Jan-2023.

Date : 03/30/2023 2:09:44PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **0.97**
Cum Gas (MMcf) : **5.65**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	3.07	8.27	1.96	5.57	90.57	6.34	177.27	35.35	0.00
2024	2.65	5.94	1.70	3.89	90.57	6.34	154.04	24.70	0.00
2025	1.72	3.48	1.10	2.22	90.57	6.34	99.19	14.09	0.00
2026	1.23	2.45	0.78	1.56	90.57	6.34	70.80	9.90	0.00
2027	0.77	1.54	0.51	1.01	90.57	6.34	46.03	6.43	0.00
2028	0.28	0.56	0.23	0.45	90.57	6.34	20.39	2.86	0.00
2029	0.04	0.08	0.03	0.07	90.57	6.34	2.94	0.42	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**9.76**	**22.32**	**6.30**	**14.78**	**90.57**	**6.34**	**570.67**	**93.75**	**0.00**
Ult	**10.74**	**27.97**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	6.00	14.39	2.84	47.20	0.00	32.91	0.00	0.00	115.29	110.28
2024	6.00	12.69	2.50	0.00	0.00	44.35	0.00	0.00	119.21	214.98
2025	6.00	8.04	1.59	0.00	0.00	36.83	0.00	0.00	66.82	268.30
2026	5.00	5.73	1.13	0.00	0.00	35.40	0.00	0.00	38.44	296.20
2027	5.00	3.72	0.73	0.00	0.00	30.14	0.00	0.00	17.86	308.06
2028	2.00	1.65	0.33	0.00	0.00	18.00	0.00	0.00	3.27	310.04
2029	1.00	0.24	0.05	0.00	0.00	2.93	0.00	0.00	0.15	310.12
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**46.47**	**9.16**	**47.20**	**0.00**	**200.56**	**0.00**	**0.00**	**361.04**	**310.12**

Disc. Initial Invest. (M$) : 44.86
ROInvestment (disc/undisc) : 7.91 / 8.65
Years to Payout : 0.34
Internal ROR (%) : >1000

Present Worth Profile (M$)

PW	5.00% :	333.49
PW	8.00% :	319.02
PW	10.00% :	310.12
PW	12.00% :	301.74
PW	15.00% :	290.08
PW	20.00% :	272.74

TRC Eco Detailed.rpt

1

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 11-14 - 3508323796
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.00		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.33	0.65	0.26	0.53	90.57	6.34	23.99	3.36	0.00
2024	0.47	0.94	0.38	0.76	90.57	6.34	34.44	4.85	0.00
2025	0.32	0.65	0.26	0.52	90.57	6.34	23.77	3.32	0.00
2026	0.24	0.47	0.19	0.38	90.57	6.34	17.29	2.42	0.00
2027	0.18	0.36	0.15	0.29	90.57	6.34	13.17	1.85	0.00
2028	0.14	0.28	0.11	0.23	90.57	6.34	10.38	1.45	0.00
2029	0.04	0.08	0.03	0.07	90.57	6.34	2.94	0.42	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.71	3.43	1.39	2.78	90.57	6.34	125.98	17.66	0.00
Ult	1.71	3.43

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2023	1.00	1.24	0.24	12.00	0.00	3.00	0.00	0.00	10.86	9.98
2024	1.00	2.79	0.55	0.00	0.00	9.00	0.00	0.00	26.95	33.64
2025	1.00	1.92	0.38	0.00	0.00	9.00	0.00	0.00	15.79	46.24
2026	1.00	1.40	0.28	0.00	0.00	9.00	0.00	0.00	9.04	52.80
2027	1.00	1.07	0.21	0.00	0.00	9.00	0.00	0.00	4.74	55.93
2028	1.00	0.84	0.17	0.00	0.00	9.00	0.00	0.00	1.82	57.03
2029	1.00	0.24	0.05	0.00	0.00	2.93	0.00	0.00	0.15	57.11

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	9.50	1.87	12.00	0.00	50.93	0.00	0.00	69.35	57.11

Major Phase :	Oil			Abandonment Date :	4/30/2029
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	55.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	6270
Abandonment:	10.00	bbl/month		Disc. fuitial fuvest. (M$):	11.54	PW	8.00% :	59.23
Initial Decline :	38.93	%year	b = 0.504	ROinvestment (disc/undisc) :	5.95 /6.78	PW	10.00% :	57.11
Beg Ratio:	2.000			Years to Payout:	0.63	PW	12.00% :	55.13
End Ratio:	2.000			Internal ROR (%):	>1000	PW	15.00% :	5237

TRC Eco Detailed.rpt

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 2-28 And Coral 2-20 - 3508323868
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.82		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	5.34

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.20	2.53	0.15	1.97	90.57	6.34	13.85	12.48	0.00
2024	0.15	0.92	0.11	0.71	90.57	6.34	10.41	4.51	0.00
2025	0.02	0.08	0.02	0.06	90.57	6.34	1.41	0.37	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.37	3.53	0.28	2.74	90.57	6.34	25.66	17.36	0.00
Ult	1.19	8.87

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

2023	1.00	1.87	0.37	0.00	0.00	8.21	0.00	0.00	15.89	15.33
2024	1.00	1.06	0.21	0.00	0.00	8.95	0.00	0.00	4.70	19.50
2025	1.00	0.13	0.02	0.00	0.00	1.43	0.00	0.00	0.19	19.66

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.05	0.60	0.00	0.00	18.59	0.00	0.00	20.78	19.66

Major Phase :	Oil		Abandonment Date :	2/28/2025
Perfs:	0-0		Working fut:	0.99479170	Present Worth Profile (M$)
Initial Rate:	21.00	bbl/month	Revenue Int :	0.77633680	PW	5.00% :	20.19
Abandonment:	10.00	bbl/month	Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	19.86
Initial Decline :	34.10	%year b = 0.498	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	19.66
Beg Ratio:	17.143		Years to Payout:	0.00	PW	12.00% :	19.45
End Ratio:	3.600		Internal ROR (%):	0.00	PW	15.00% :	19.17
					PW	20.00% :	18.72

TRC Eco Detailed.rpt

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 11-1 - 3508323904
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.08		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	0.15

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.71	1.42	0.56	1.11	90.57	6.34	50.52	7.07	0.00
2024	0.47	0.94	0.37	0.74	90.57	6.34	33.23	4.68	0.00
2025	0.32	0.65	0.25	0.51	90.57	6.34	22.94	3.21	0.00
2026	0.24	0.47	0.18	0.37	90.57	6.34	16.69	2.33	0.00
2027	0.18	0.36	0.14	0.28	90.57	6.34	12.71	1.78	0.00
2028	0.14	0.28	0.11	0.22	90.57	6.34	10.01	1.40	0.00
2029	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.06	4.12	1.61	3.23	90.57	6.34	146.10	20.48	0.00
Ult	2.13	4.27

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	4.09	0.81	12.00	0.00	8.25	0.00	0.00	32.45	31.16
2024	1.00	2.69	0.53	0.00	0.00	9.00	0.00	0.00	25.69	53.72
2025	1.00	1.86	0.37	0.00	0.00	9.00	0.00	0.00	14.92	65.62
2026	1.00	1.35	0.27	0.00	0.00	9.00	0.00	0.00	8.40	71.72
2027	1.00	1.03	0.20	0.00	0.00	9.00	0.00	0.00	4.26	74.54
2028	1.00	0.81	0.16	0.00	0.00	9.00	0.00	0.00	1.44	75.41
2029	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	75.41

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.37	1.45	7.41	0.00	24.95	0.00	0.00	62.69	54.34

Major Phase :	Oil		Abandonment Date :	12/31/2028
Perfs:	0-0		Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	21.00	bbl/month	Revenue Int :	0.78401800	PW	5.00% :
Abandonment:	10.00	bbl/month	Disc. fuitial fuvest. (M$):	11.54	PW	8.00% :	77.46
Initial Decline :	34.10	%year b = 0.498	ROinvestment (disc/undisc) :	7.54 / 8.26	PW	10.00% :	75.41
Beg Ratio:	17.143		Years to Payout:	0.23	PW	12.00% :	73.49
End Ratio:	3.600		Internal ROR (%):	>1000	PW	15.00% :	70.81
					PW	20.00% :	66.83

TRC Eco Detailed.rpt

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 11-5 - 3508323904
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.08		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	0.15

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.67	1.34	0.35	0.71	90.57	6.34	31.96	4.47	0.00
2024	0.52	1.05	0.27	0.55	90.57	6.34	24.82	3.48	0.00
2025	0.35	0.71	0.18	0.37	90.57	6.34	16.69	2.35	0.00
2026	0.25	0.51	0.13	0.27	90.57	6.34	12.03	1.68	0.00
2027	0.12	0.23	0.06	0.12	90.57	6.34	5.61	0.78	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.92	3.83	1.01	2.01	90.57	6.34	91.11	12.77	0.00
Ult	1.99	3.99

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	2.59	0.51	7.41	0.00	5.09	0.00	0.00	20.84	20.16
2024	1.00	2.01	0.40	0.00	0.00	5.56	0.00	0.00	20.34	38.02
2025	1.00	1.35	0.27	0.00	0.00	5.56	0.00	0.00	11.86	47.48
2026	1.00	0.97	0.19	0.00	0.00	5.56	0.00	0.00	6.99	52.55
2027	1.00	0.45	0.09	0.00	0.00	3.19	0.00	0.00	2.66	54.34

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.37	1.45	7.41	0.00	24.95	0.00	0.00	62.69	54.34

Major Phase :	Oil		Abandonment Date :	7/31/2027
Perfs:	0-0		Working fut:	0.61727280	Present Worth Profile (M$)
Initial Rate:	73.19	bbl/month	Revenue Int :	0.52497160	PW	5.00% :	58.18
Abandonment:	16.00	bbl/month	Disc. fuitial fuvest. (M$):	6.95	PW	8.00% :	55.80
Initial Decline :	39.64	%year b = 0.498	ROinvestment (disc/undisc) :	8.81 /9.46	PW	10.00% :	54.34
Beg Ratio:	2.000		Years to Payout:	0.21	PW	12.00% :	5296
End Ratio:	3.600		Internal ROR (%):	>1000	PW	15.00% :	51.03
	1.938				PW	20.00% :	48.17

TRC Eco Detailed.rpt

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 11-15 - 3508323806
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.00		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.58	1.16	0.31	0.61	90.57	6.34	27.63	3.87	0.00
2024	0.52	1.05	0.27	0.55	90.57	6.34	24.82	3.48	0.00
2025	0.35	0.71	0.18	0.37	90.57	6.34	16.69	2.35	0.00
2026	0.25	0.51	0.13	0.27	90.57	6.34	12.03	1.68	0.00
2027	0.12	0.23	0.06	0.12	90.57	6.34	5.61	0.78	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.83	3.65	0.96	1.92	90.57	6.34	86.77	12.16	0.00
Ult	1.83	3.65

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	2.24	0.44	7.41	0.00	4.17	0.00	0.00	17.24	16.53
2024	1.00	2.01	0.40	0.00	0.00	5.56	0.00	0.00	20.34	34.38
2025	1.00	1.35	0.27	0.00	0.00	5.56	0.00	0.00	11.86	43.84
2026	1.00	0.97	0.19	0.00	0.00	5.56	0.00	0.00	6.99	48.92
2027	1.00	0.45	0.09	0.00	0.00	3.19	0.00	0.00	2.66	50.70

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.02	1.39	7.41	0.00	24.02	0.00	0.00	59.09	50.70

Major Phase :	Oil		Abandonment Date :	7/31/2027
Perfs:	0-0		Working fut:	0.61727280	Present Worth Profile (M$)
Initial Rate:	76.66	bbl/month	Revenue Int :	0.52491600	PW	5.00% :	54.56
Abandonment:	16.00	bbl/month	Disc. fuitial fuvest. (M$):	6.95	PW	8.00% :	5217
Initial Decline :	40.30	%year b = 0.498	ROinvestment (disc/undisc) :	8.29 I 8.98	PW	10.00% :	50.70
Beg Ratio:	2.000		Years to Payout:	0.36	PW	12.00% :	49.31
End Ratio:	1.938		Internal ROR (%):	>1000	PW	15.00% :	47.38
					PW	20.00% :	44.50

TRC Eco Detailed.rpt

Date: 03/30/2023 2:09:44PM
ECONOMIC PROJECTION

Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Case:	Coral 11-25 - 3508323891
Partner:	All Cases	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Shut-In
Case Type:	LEASE CASE	All Cases	Field :	Lawrie West
Archive Set :	default		Operator:	ALPHA ENERGY TEXAS OPERATING
			Reservoir :	Miss
Cum Oil (Mbbl):	0.00		Co., State :	Logan, OK
Cum Gas (MlVIcl) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.58	1.16	0.32	0.65	90.57	6.34	29.32	4.10	0.00
2024	0.52	1.05	0.29	0.58	90.57	6.34	26.33	3.70	0.00
2025	0.35	0.71	0.20	0.39	90.57	6.34	17.70	2.49	0.00
2026	0.25	0.51	0.14	0.28	90.57	6.34	12.76	1.78	0.00
2027	0.18	0.35	0.10	0.20	90.57	6.34	8.93	1.25	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.88	3.77	1.05	2.10	90.57	6.34	95.05	13.32	0.00
Ult	1.88	3.77

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	2.37	0.47	8.38	0.00	4.19	0.00	0.00	18.01	17.12
2024	1.00	2.13	0.42	0.00	0.00	6.29	0.00	0.00	21.19	35.73
2025	1.00	1.43	0.28	0.00	0.00	6.29	0.00	0.00	12.19	45.45
2026	1.00	1.03	0.20	0.00	0.00	6.29	0.00	0.00	7.02	50.55
2027	1.00	0.72	0.14	0.00	0.00	5.76	0.00	0.00	3.55	52.90

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.69	1.52	8.38	0.00	28.81	0.00	0.00	61.96	52.90

Major Phase :	Oil		Abandonment Date :	11/30/2027
Perfs:	0-0		Working fut:	0.69848690	Present Worth Profile (M$)
Initial Rate:	76.70	bbl/month	Revenue Int :	0.55691270	PW	5.00% :	57.07
Abandonment:	14.00	bbl/month	Disc. fuitial fuvest. (M$):	7.87	PW	8.00% :	54.49
Initial Decline :	40.30	%year b = 0.498	ROinvestment (disc/undisc) :	7.72 /8.39	PW	10.00% :	5290
Beg Ratio:	2.000		Years to Payout:	0.46	PW	12.00% :	51.41
End Ratio:	2.071		Internal ROR (%):	>1000	PW	15.00% :	49.33
					PW	20.00% :	46.23

TRC Eco Detailed.rpt

Date : 03/30/2023 2:09:44PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : State-Orr 2 - 3508122917000
Reserve Cat. : Proved Shut-In
Field : Red Mound West
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Hunton
Co., State : Lincoln, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**0.00**	**0.00**							

NON-ECONOMIC

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	2/1/2023
Working Int :	0.96406250
Revenue Int :	0.75661135
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	0.00
PW	8.00% :	0.00
PW	10.00% :	0.00
PW	12.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00

TRC Eco Detailed.rpt 8

Date : 03/30/2023 2:09:44PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : State-Orr 3 - 3508123498000
Reserve Cat. : Proved Shut-In
Field : Red Mound West
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Hunton
Co., State : Lincoln, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**0.00**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 0.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 2/1/2023
Working Int : 0.96406250
Revenue Int : 0.75661135
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	0.00
PW	8.00% :	0.00
PW	10.00% :	0.00
PW	12.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00

TRC Eco Detailed.rpt 9

Table III: Proven Behind-Pipe Project Information date 1-Jan-2023.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		Jan 2023
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Proven
Effective month & year		Jan 2023
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		83.0
Total acreage	acres	1380
PRICING DATA
Oil price	$/Bbl.	90.57
Oil price Esc and start date		0
Gas price	$/MCF	6.344
Gas price Esc and start date		0

The expected production from the nine (9) behind-pipe wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the PDNP wells using PhDwin software and curve fitting algorithms. Recoverable reserves came from the Carmichael, Redfork, Cleveland, Hunton, Viola, and the lower Miss Lime. The Redfork and the Miss Lime were estimated to produce EURs of 33,000 and 34,000 bo, respectively. The Carmichael is projected to produce about 450,000 MCF of gas but little oil. The EURs from the Viola were estimated, based on information from Alpha, to be 12,000 bo and 42,750 MCF gas. Based on information from Alpha, LGT assumed a remaining lifetime of both restarted and reworked wells to be ten (10) years.

Table IV: Proven Behind-Pipe Reserve Economic Proforma Report dated 1-Jan-2023.

Date : 04/08/2023 8:03:29AM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.52
Cum Gas (MMcf) : 1.76

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	9.07	63.57	6.01	46.97	90.57	6.34	544.73	297.96	0.00
2024	24.42	156.36	15.78	112.00	90.57	6.34	1,429.58	710.52	0.00
2025	15.47	99.40	10.01	71.27	90.57	6.34	906.16	452.12	0.00
2026	10.68	68.79	6.91	49.35	90.57	6.34	625.93	313.07	0.00
2027	7.82	50.44	5.06	36.20	90.57	6.34	458.45	229.67	0.00
2028	5.98	38.57	3.87	27.69	90.57	6.34	350.50	175.67	0.00
2029	4.72	30.45	3.06	21.87	90.57	6.34	276.75	138.73	0.00
2030	3.81	24.64	2.47	17.70	90.57	6.34	223.73	112.31	0.00
2031	3.15	20.36	2.04	14.63	90.57	6.34	184.95	92.81	0.00
2032	2.63	17.06	1.71	12.27	90.57	6.34	154.72	77.82	0.00
2033	1.63	10.91	1.04	7.78	90.57	6.34	94.03	49.34	0.00
2034	0.02	0.07	0.02	0.06	90.57	6.34	1.47	0.36	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**89.40**	**580.62**	**57.98**	**417.78**	**90.57**	**6.34**	**5,251.01**	**2,650.39**	**0.00**
Ult	**89.92**	**582.37**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	8.00	59.82	11.80	581.54	0.00	22.77	0.00	0.00	166.76	157.59
2024	9.00	151.92	29.96	90.00	0.00	67.15	0.00	0.00	1,801.06	1,735.00
2025	9.00	96.42	19.02	0.00	0.00	67.15	0.00	0.00	1,175.70	2,672.48
2026	9.00	66.66	13.15	0.00	0.00	67.15	0.00	0.00	792.04	3,246.38
2027	9.00	48.85	9.63	0.00	0.00	67.15	0.00	0.00	562.49	3,616.80
2028	9.00	37.35	7.37	0.00	0.00	67.15	0.00	0.00	414.30	3,864.73
2029	9.00	29.49	5.82	0.00	0.00	67.15	0.00	0.00	313.02	4,035.00
2030	9.00	23.85	4.70	0.00	0.00	67.15	0.00	0.00	240.32	4,153.84
2031	9.00	19.72	3.89	0.00	0.00	67.15	0.00	0.00	187.00	4,237.90
2032	9.00	16.51	3.26	0.00	0.00	66.63	0.00	0.00	146.15	4,297.62
2033	7.00	10.18	2.01	0.00	0.00	40.81	0.00	0.00	90.39	4,331.44
2034	1.00	0.13	0.03	0.00	0.00	0.75	0.00	0.00	0.93	4,331.76
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**560.90**	**110.62**	**671.54**	**0.00**	**668.19**	**0.00**	**0.00**	**5,890.15**	**4,331.76**

Disc. Initial Invest. (M$) : 626.31
ROInvestment (disc/undisc) : 7.92 / 9.77
Years to Payout : 0.88
Internal ROR (%) : >1000

Present Worth Profile (M$)

PW	5.00% :	5,004.38
PW	8.00% :	4,580.04
PW	10.00% :	4,331.76
PW	12.00% :	4,106.92
PW	15.00% :	3,807.19
PW	20.00% :	3,388.60

TRC Eco Detailed.rpt 1

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-34 Carmichael - 3508323882
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Carmichael
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil		Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)		(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.56	39.03		0.45	31.72	90.57	6.34	41.06	201.20	0.00
2024	1.18	82.73		0.96	67.21	90.57	6.34	86.91	426.41	0.00
2025	0.75	52.87		0.61	42.95	90.57	6.34	55.49	272.50	0.00
2026	0.52	36.70		0.43	29.82	90.57	6.34	38.56	189.18	0.00
2027	0.39	26.97		0.31	21.91	90.57	6.34	28.41	139.02	0.00
2028	0.30	20.65		0.24	16.78	90.57	6.34	21.71	106.46	0.00
2029	0.23	16.33		0.19	13.26	90.57	6.34	17.22	84.15	0.00
2030	0.19	13.23		0.15	10.75	90.57	6.34	13.91	68.18	0.00
2031	0.16	10.93		0.13	8.88	90.57	6.34	11.48	56.36	0.00
2032	0.13	9.19		0.11	7.47	90.57	6.34	9.64	47.38	0.00
2033	0.09	5.99		0.07	4.86	90.57	6.34	6.25	30.86	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.49	314.62	3.65	255.63	90.57	6.34	330.63	1,621.69	0.00
Ult	4.49	314.62

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	17.20	3.39	90.00	0.00	3.00	0.00	0.00	128.68	118.59
2024	1.00	36.43	7.19	0.00	0.00	9.00	0.00	0.00	460.69	522.92
2025	1.00	23.28	4.59	0.00	0.00	9.00	0.00	0.00	291.12	755.02
2026	1.00	16.16	3.19	0.00	0.00	9.00	0.00	0.00	199.39	899.48
2027	1.00	11.88	2.34	0.00	0.00	9.00	0.00	0.00	144.19	994.42
2028	1.00	9.10	1.79	0.00	0.00	9.00	0.00	0.00	108.27	1,059.21
2029	1.00	7.20	1.42	0.00	0.00	9.00	0.00	0.00	83.76	1,104.76
2030	1.00	5.83	1.15	0.00	0.00	9.00	0.00	0.00	66.11	1,137.44
2031	1.00	4.82	0.95	0.00	0.00	9.00	0.00	0.00	53.07	1,161.29
2032	1.00	4.05	0.80	0.00	0.00	9.00	0.00	0.00	43.17	1,178.93
2033	1.00	2.63	0.52	0.00	0.00	6.66	0.00	0.00	27.30	1,189.18

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	138.57	27.33	90.00	0.00	90.66	0.00	0.00	1,605.76	1,189.18

Major Phase :	Oil		Abandonment Date :	9/30/2033
Perfs:	0-0		Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int :	0.81250000	PW	5.00% :	1,368.68
Abandonment:	9.00	bbl/month	Disc. fuitial fuvest. (M$):	85.16	PW	8.00% :	1,255.39
Initial Decline :	0.00	%year b = 0.000	ROinvestment (disc/undisc) :	14.96 / 18.84	PW	10.00% :	1,189.18
Beg Ratio:	0.000		Years to Payout:	0.71	PW	12.00% :	1,129.26
End Ratio:	70.222		Internal ROR (%):	>1000	PW	15.00% :	1,049.44
					PW	20.00% :	938.03

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 2-19 Hunton - 3508323812
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Hunton
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	2.12	2.12	1.64	1.64	90.57	6.34	148.18	10.38	0.00
2024	4.49	4.49	3.47	3.47	90.57	6.34	314.05	22.00	0.00
2025	2.87	2.87	2.22	2.22	90.57	6.34	200.77	14.06	0.00
2026	1.99	1.99	1.54	1.54	90.57	6.34	139.23	9.75	0.00
2027	1.46	1.46	1.13	1.13	90.57	6.34	102.38	7.17	0.00
2028	1.12	1.12	0.86	0.86	90.57	6.34	78.32	5.49	0.00
2029	0.89	0.89	0.68	0.68	90.57	6.34	62.03	4.34	0.00
2030	0.72	0.72	0.55	0.55	90.57	6.34	50.07	3.51	0.00
2031	0.60	0.60	0.46	0.46	90.57	6.34	41.61	2.91	0.00
2032	0.50	0.50	0.39	0.39	90.57	6.34	34.96	2.45	0.00
2033	0.33	0.33	0.25	0.25	90.57	6.34	22.80	1.60	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.08	17.08	13.19	13.19	90.57	6.34	1,194.40	83.66	0.00
Ult	17.08	17.08

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	11.26	2.22	89.06	0.00	2.97	0.00	0.00	53.05	48.15
2024	1.00	23.86	4.70	0.00	0.00	8.91	0.00	0.00	298.58	310.21
2025	1.00	15.25	3.01	0.00	0.00	8.91	0.00	0.00	187.67	459.84
2026	1.00	10.58	2.09	0.00	0.00	8.91	0.00	0.00	127.41	552.15
2027	1.00	7.78	1.53	0.00	0.00	8.91	0.00	0.00	91.33	612.29
2028	1.00	5.95	1.17	0.00	0.00	8.91	0.00	0.00	67.78	652.85
2029	1.00	4.71	0.93	0.00	0.00	8.91	0.00	0.00	51.82	681.04
2030	1.00	3.80	0.75	0.00	0.00	8.91	0.00	0.00	40.12	700.87
2031	1.00	3.16	0.62	0.00	0.00	8.91	0.00	0.00	31.83	715.18
2032	1.00	2.66	0.52	0.00	0.00	8.91	0.00	0.00	25.33	725.53
2033	1.00	1.73	0.34	0.00	0.00	6.59	0.00	0.00	15.73	731.44

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	90.73	17.89	89.06	0.00	89.71	0.00	0.00	990.66	731.44

Major Phase :	Oil		Abandonment Date :	9/30/2033
Perfs:	0-0		Working fut:	0.98958330	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int :	0.77210510	PW	5.00% :	843.32
Abandonment:	34.00	bbl/month	Disc. fuitial fuvest. (M$):	84.27	PW	8.00% :	77274
Initial Decline :	0.00	%year b = 0.000	ROinvestment (disc/undisc) :	9.68 I 12.12	PW	10.00% :	731.44
Beg Ratio:	0.000		Years to Payout:	0.78	PW	12.00% :	694.02
End Ratio:	1.000		Internal ROR (%):	>1000	PW	15.00% :	644.13
					PW	20.00% :	574.40

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-16 Viola- 3508323831
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.96	2.70	0.54	1.50	90.57	6.34	48.62	9.54	0.00
2024	1.60	5.42	0.89	3.02	90.57	6.34	80.84	19.16	0.00
2025	1.02	3.44	0.57	1.91	90.57	6.34	51.19	12.14	0.00
2026	0.70	2.37	0.39	1.32	90.57	6.34	35.35	8.38	0.00
2027	0.51	1.74	0.29	0.97	90.57	6.34	25.82	6.14	0.00
2028	0.39	1.33	0.22	0.74	90.57	6.34	19.82	4.68	0.00
2029	0.31	1.05	0.17	0.58	90.57	6.34	15.58	3.69	0.00
2030	0.25	0.85	0.14	0.47	90.57	6.34	12.61	2.98	0.00
2031	0.21	0.70	0.12	0.39	90.57	6.34	10.44	2.46	0.00
2032	0.16	0.54	0.09	0.30	90.57	6.34	8.07	1.91	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	6.11	20.12	3.40	11.20	90.57	6.34	308.34	71.08	0.00
Ult	6.11	20.12

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1	4.13	0.81	62.86	0	4.71	0	0	-14.36	-13.38
2024	1	7.1	1.4	0	0	6.29	0	0	85.21	61.43
2025	1	4.5	0.89	0	0	6.29	0	0	51.66	102.63
2026	1	3.1	0.61	0	0	6.29	0	0	33.73	127.08
2027	1	2.27	0.45	0	0	6.29	0	0	22.96	142.2

2028	1	1.74	0.34	0	0	6.29	0	0	16.13	151.86
2029	1	1.37	0.27	0	0	6.29	0	0	11.35	158.04
2030	1	1.11	0.22	0	0	6.29	0	0	7.98	161.99
2031	1	0.92	0.18	0	0	6.29	0	0	5.52	164.47
2032	1	0.71	0.14	0	0	5.76	0	0	3.37	165.85

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	26.94	5.31	62.86	0.00	60.77	0.00	0.00	223.54	165.85

Major Phase :	Oil		Abandonment Date :	11/30/2032
Perfs:	0-0		Working fut:	0.69848690	Present Worth Profile (M$)
Initial Rate:	76.66	bbl/month	Revenue Int :	0.55681270	PW	5.00% :	191.09
Abandonment:	34.00	bbl/month	Disc. fuitial fuvest. (M$):	59.02	PW	8.00% :	175.23
Initial Decline :	14.00	%year b = 0.498	ROinvestment (disc/undisc) :	3.81 / 4.56	PW	10.00% :	165.85
Beg Ratio:	2.000		Years to Payout:	1.05	PW	12.00% :	157.29
End Ratio:	3.286		Internal ROR (%):	>1000	PW	15.00% :	145.79
					PW	20.00% :	129.54

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-15 Viola- 3508323806
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	1.71	6.29	0.9	3.3	90.57	6.34	81.45	20.94	0
2024	4.93	18.1	2.59	9.5	90.57	6.34	234.45	60.28	0
2025	3.12	11.47	1.64	6.02	90.57	6.34	148.54	38.19	0
2026	2.16	7.91	1.13	4.15	90.57	6.34	102.51	26.36	0
2027	1.58	5.79	0.83	3.04	90.57	6.34	75.03	19.29	0
2028	1.2	4.42	0.63	2.32	90.57	6.34	57.25	14.73	0
2029	0.95	3.49	0.5	1.83	90.57	6.34	45.17	11.62	0
2030	0.77	2.82	0.4	1.48	90.57	6.34	36.47	9.4	0
2031	0.64	2.33	0.33	1.22	90.57	6.34	30.19	7.75	0
2032	0.53	1.95	0.28	1.03	90.57	6.34	25.34	6.51	0
2033	0.38	1.4	0.2	0.74	90.57	6.34	18.16	4.68	0

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.97	65.98	9.44	34.64	90.57	6.34	854.56	219.73	0.00
Ult	17.97	65.98

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	7.27	1.43	55.55	0.00	1.39	0.00	0.00	36.74	33.48
2024	1.00	20.92	4.13	0.00	0.00	5.56	0.00	0.00	264.13	265.31
2025	1.00	13.26	2.61	0.00	0.00	5.56	0.00	0.00	165.30	397.11
2026	1.00	9.15	1.80	0.00	0.00	5.56	0.00	0.00	112.36	478.51
2027	1.00	6.70	1.32	0.00	0.00	5.56	0.00	0.00	80.75	531.68
	1.00	5.11	1.01	0.00	0.00	5.56	0.00	0.00	60.30	567.77
2028	1.00	4.03	0.80	0.00	0.00	5.56	0.00	0.00	46.41	593.01
2029	1.00	3.26	0.64	0.00	0.00	5.56	0.00	0.00	36.41	611.01
2030	1.00	2.69	0.53	0.00	0.00	5.56	0.00	0.00	29.16	624.11
2031	1.00	2.26	0.45	0.00	0.00	5.56	0.00	0.00	23.59	633.75
2032	1.00	1.62	0.32	0.00	0.00	4.57	0.00	0.00	16.33	639.86

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	76.26	15.04	55.55	0.00	55.96	0.00	0.00	871.47	639.86

Major Phase :	Oil		Abandonment Date :	10/31/2033
Perfs:	0-0		Working fut:	0.61727280	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int :	0.52497160	PW	5.00% :	739.59
Abandonment:	36.00	bbl/month	Disc. fuitial fuvest. (M$):	52.15	PW	8.00% :	676.63
Initial Decline :	14.00	%year b = 0.000	ROinvestment (disc/undisc) :	13.27 / 16.69	PW	10.00% :	639.86
Beg Ratio:	0.000		Years to Payout:	0.81	PW	12.00% :	606.59
End Ratio:	3.667		Internal ROR (%):	>1000	PW	15.00% :	56231
					PW	20.00% :	500.57

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-5 Viola - 3508323726
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.91	3.31	0.48	1.74	90.57	6.34	43.12	11.01	0
2024	3.99	14.55	2.1	7.64	90.57	6.34	189.76	48.45	0
2025	2.51	9.13	1.32	4.8	90.57	6.34	119.2	30.42	0
2026	1.72	6.27	0.9	3.29	90.57	6.34	81.73	20.87	0
2027	1.25	4.57	0.66	2.4	90.57	6.34	59.53	15.22	0
2028	0.95	3.48	0.5	1.83	90.57	6.34	45.36	11.58	0
2029	0.75	2.74	0.39	1.44	90.57	6.34	35.66	9.11	0
2030	0.61	2.21	0.32	1.16	90.57	6.34	28.81	7.35	0
2031	0.5	1.82	0.26	0.96	90.57	6.34	23.73	6.06	0
2032	0.42	1.53	0.22	0.8	90.57	6.34	19.97	5.08	0
2033	0.33	1.2	0.17	0.63	90.57	6.34	15.6	3.99	0

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	13.93	50.79	7.31	26.66	90.57	6.34	662.47	169.14	0.00
Ult	13.93	50.79

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	3.84	0.76	55.55	0.00	0.93	0.00	0.00	-6.95	-6.82
2024	1.00	16.91	3.33	0.00	0.00	5.56	0.00	0.00	212.41	179.63
2025	1.00	10.62	2.09	0.00	0.00	5.56	0.00	0.00	131.35	284.37
2026	1.00	7.28	1.44	0.00	0.00	5.56	0.00	0.00	88.33	348.37
2027	1.00	5.31	1.05	0.00	0.00	5.56	0.00	0.00	62.84	389.75
2028	1.00	4.04	0.80	0.00	0.00	5.56	0.00	0.00	46.55	417.60
2029	1.00	3.18	0.63	0.00	0.00	5.56	0.00	0.00	35.41	436.86
2030	1.00	2.57	0.51	0.00	0.00	5.56	0.00	0.00	27.54	450.47
2031	1.00	2.11	0.42	0.00	0.00	5.56	0.00	0.00	21.70	460.23
2032	1.00	1.78	0.35	0.00	0.00	5.56	0.00	0.00	17.36	467.32
2033	1.00	1.39	0.27	0.00	0.00	5.09	0.00	0.00	12.83	472.11

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	59.04	11.64	55.55	0.00	56.01	0.00	0.00	649.37	472.11

Major Phase :	Oil		Abandonment Date :	11/30/2033
Perfs:	0-0		Working fut:	0.61727280	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int :	0.52497160	PW	5.00% :	548.42
Abandonment:	28.00	bbl/month	Disc. fuitial fuvest. (M$):	52.15	PW	8.00% :	500.24
Initial Decline :	0.00	%year b = 0.000	ROinvestment (disc/undisc) :	13.27 / 16.69	PW	10.00% :	47211
Beg Ratio:	0.000		Years to Payout:	0.81	PW	12.00% :	446.66
End Ratio:	3.643		Internal ROR (%):	>1000	PW	15.00% :	41280
					PW	20.00% :	365.63

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-33 Viola - 3508323909
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.52	2.40	0.23	1.06	90.57	6.34	20.86	6.73	0.00
2024	2.29	10.56	1.01	4.67	90.57	6.34	91.78	29.61	0.00
2025	1.44	6.63	0.64	2.93	90.57	6.34	57.62	18.59	0.00
2026	0.99	4.55	0.44	2.01	90.57	6.34	39.48	12.76	0.00
2027	0.72	3.32	0.32	1.47	90.57	6.34	28.79	9.30	0.00
2028	0.55	2.52	0.24	1.12	90.57	6.34	21.90	7.08	0.00
2029	0.43	1.98	0.19	0.88	90.57	6.34	17.26	5.56	0.00
2030	0.35	1.60	0.15	0.71	90.57	6.34	13.93	4.50	0.00
2031	0.29	1.32	0.13	0.58	90.57	6.34	11.49	3.71	0.00
2032	0.24	1.11	0.11	0.49	90.57	6.34	9.65	3.10	0.00
2033	0.19	0.87	0.08	0.38	90.57	6.34	7.53	2.44	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	8.00	36.86	3.54	16.30	90.57	6.34	320.30	103.38	0.00
Ult	8.00	36.86

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1	1.96	0.39	48.97	0	0.82	0	0	-24.54	-23.03
2024	1	8.62	1.7	0	0	4.9	0	0	106.17	70.18
2025	1	5.41	1.07	0	0	4.9	0	0	64.84	121.88
2026	1	3.71	0.73	0	0	4.9	0	0	42.91	152.98
2027	1	2.7	0.53	0	0	4.9	0	0	29.95	172.7
2028	1	2.06	0.41	0	0	4.9	0	0	21.62	185.65
2029	1	1.62	0.32	0	0	4.9	0	0	15.99	194.34
2030	1	1.31	0.26	0	0	4.9	0	0	11.97	200.26
2031	1	1.08	0.21	0	0	4.9	0	0	9.01	204.31
2032	1	0.91	0.18	0	0	4.9	0	0	6.77	207.08
2033	1	0.71	0.14	0	0	4.48	0	0	4.64	208.81

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	30.08	5.93	48.97	0.00	49.37	0.00	0.00	289.32	208.81

Major Phase :	Oil		Abandonment Date :	11/30/2033
Perfs:	0-0		Working fut:	0.54413800	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int :	0.44211220	PW	5.00% :	243.61
Abandonment:	16.00	bbl/month	Disc. fuitial fuvest. (M$):	45.61	PW	8.00% :	221.66
Initial Decline :	0.00	% year b = 0.000	ROinvestment (disc/undisc) :	5.58 I 6.91	PW	10.00% :	208.81
Beg Ratio:	0.000		Years to Payout:	1.10	PW	12.00% :	197.17
End Ratio:	4.625		Internal ROR (%):	>1000	PW	15.00% :	181.63
					PW	20.00% :	159.93

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 2-20 Viola - 3508323810
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.52
Cum Gas (MlVIcl) :	1.76

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	2.14	7.22	1.66	5.6	90.57	6.34	150.61	35.55	0.00
2024	1.49	5.02	1.16	3.9	90.57	6.34	104.77	24.72	0.00
2025	1.02	3.42	0.79	2.66	90.57	6.34	71.37	16.86	0.00
2026	0.74	2.49	0.57	1.93	90.57	6.34	51.82	12.25	0.00
2027	0.56	1.89	0.43	1.46	90.57	6.34	39.23	9.29	0.00
2028	0.44	1.48	0.34	1.15	90.57	6.34	30.94	7.29	0.00
2029	0.35	1.19	0.27	0.92	90.57	6.34	24.89	5.87	0.00
2030	0.29	0.98	0.23	0.76	90.57	6.34	20.46	4.84	0.00
2031	0.24	0.82	0.19	0.64	90.57	6.34	17.16	4.05	0.00
2032	0.21	1.11	0.11	0.54	90.57	6.34	14.55	3.44	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.48	25.21	5.81	19.57	90.57	6.34	525.80	124.16	0.00
Ult	8.00	26.97

	Well	Net Tax	Net Tax	N«	Net	Net	Ollie,	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1	13.22	2.61	89.53	0	8.21	0	0	72.6	73.15
2024	1	9.19	1.81	0	0	8.95	0	0	109.53	169.24
2025	1	6.26	1.24	0	0	8.95	0	0	71.78	226.45
2026	1	4.55	0.9	0	0	8.95	0	0	49.67	262.44
2027	1	3.44	0.68	0	0	8.95	0	0	35.45	285.78
2028	1	2.71	0.54	0	0	8.95	0	0	26.03	301.36
2029	1	2.18	0.43	0	0	8.95	0	0	19.19	311.8
2030	1	1.8	0.35	0	0	8.95	0	0	14.19	318.82
2031	1	1.51	0.3	0	0	8.95	0	0	10.45	323.52
2032	1	1.28	0.25	0	0	8.95	0	0	7.51	326.59

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	46.14	9.10	89.53	0.00	88.79	0.00	0.00	416.40	326.59

Major Phase :	Oil			Abandonment Date :	12/31/2032
Perfs:	0-0			Working fut:	0.99479170	Present Worth Profile (M$)
Initial Rate:	242.00	bbl/month		Revenue Int :	0.77633680	PW	5.00% :	365.62
Abandonment:	16.00	bbl/month		Disc. fuitial fuvest. (M$):	82.72	PW	8.00% :	341.05
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	4.95 I 5.65	PW	10.00% :	326.59
Beg Ratio:	3.364			Years to Payout:	0.44	PW	12.00% :	313.46
End Ratio:	3.375			Internal ROR (%):	>1000	PW	15.00% :	295.88

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-14 Viola- 3508323796
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	VIOLA
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.52
Cum Gas (MlVIcl) :	1.76

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0	0	0	0	0	0	0	0	0
2024	3.13	10.95	2.54	8.9	90.57	6.34	230.04	56.45	0
2025	1.93	6.75	1.56	5.48	90.57	6.34	141.66	34.78	0
2026	1.31	4.57	1.06	3.71	90.57	6.34	96.03	23.57	0
2027	0.94	3.3	0.77	2.68	90.57	6.34	69.32	17.03	0
2028	0.71	2.5	0.58	2.03	90.57	6.34	52.54	12.89	0
2029	0.56	1.96	0.46	1.59	90.57	6.34	41.21	10.08	0
2030	0.45	1.57	0.36	1.28	90.57	6.34	33.04	8.1	0
2031	0.37	1.29	0.3	1.05	90.57	6.34	27.08	6.66	0
2032	0.31	1.08	0.25	0.88	90.57	6.34	22.67	5.57	0
2033	0.26	0.92	0.21	0.75	90.57	6.34	19.28	4.73	0
2034	0.02	0.07	0.02	0.06	90.57	6.34	1.47	0.36	0

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	9.98	34.97	8.11	28.41	90.57	6.34	734.34	180.23	0.00
Ult	9.98	34.97

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	20.34	4.01	90.00	0.00	9.00	0.00	0.00	163.14	139.77
2025	1.00	12.53	2.47	0.00	0.00	9.00	0.00	0.00	152.44	261.35
2026	1.00	8.49	1.67	0.00	0.00	9.00	0.00	0.00	100.43	334.14
2027	1.00	6.13	1.21	0.00	0.00	9.00	0.00	0.00	70.01	380.25
2028	1.00	4.64	0.92	0.00	0.00	9.00	0.00	0.00	50.87	410.69
2029	1.00	3.64	0.72	0.00	0.00	9.00	0.00	0.00	37.93	431.33
2030	1.00	2.92	0.58	0.00	0.00	9.00	0.00	0.00	28.65	445.50
2031	1.00	2.40	0.47	0.00	0.00	9.00	0.00	0.00	21.87	455.33
2032	1.00	2.00	0.40	0.00	0.00	9.00	0.00	0.00	16.84	462.21
2033	1.00	1.70	0.34	0.00	0.00	9.00	0.00	0.00	12.97	467.03
2034	1.00	0.13	0.03	0.00	0.00	0.75	0.00	0.00	0.93	467.35

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	64.92	12.80	90.00	0.00	90.75	0.00	0.00	656.08	467.35

Major Phase :	Oil			Abandonment Date :	1/31/2034
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	548.58
Abandonment:	20.00	bbl/month		Disc. fuitial fuvest. (M$):	82.49	PW	8.00% :	497.29
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	6.67 I 8.29	PW	10.00% :	467.35
Beg Ratio:	0.000			Years to Payout:	1.21	PW	12.00% :	440.30
End Ratio:	3.500			Internal ROR (%):	>1000	PW	15.00% :	404.33

TRC Eco Detailed.rpt

Date: 04/08/2023 8:03:29AM
ECONOMIC PROJECTION
			Case:	Coral 11-21 Viola - 3508323817
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Viola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.15	0.51	0.12	0.41	90.57	6.34	10.82	2.61	0
2024	1.32	4.55	1.07	3.69	90.57	6.34	96.99	23.44	0
2025	0.82	2.83	0.67	2.3	90.57	6.34	60.34	14.57	0
2026	0.56	1.93	0.46	1.57	90.57	6.34	41.21	9.95	0
2027	0.41	1.4	0.33	1.14	90.57	6.34	29.95	7.22	0
2028	0.31	1.06	0.25	0.86	90.57	6.34	22.67	5.47	0
2029	0.24	0.84	0.2	0.68	90.57	6.34	17.73	4.3	0
2030	0.2	0.67	0.16	0.54	90.57	6.34	14.42	3.45	0
2031	0.16	0.55	0.13	0.45	90.57	6.34	11.77	2.85	0
2032	0.13	0.46	0.11	0.38	90.57	6.34	9.86	2.39	0
2033	0.06	0.2	0.05	0.17	90.57	6.34	4.42	1.05	0

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.35	15.00	3.54	12.19	90.57	6.34	320.18	77.31	0.00
Ult	4.35	15.00

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	0.95	0.19	90.00	0.00	0.75	0.00	0.00	-78.46	-72.54
2024	1.00	8.55	1.69	0.00	0.00	9.00	0.00	0.00	101.19	16.32
2025	1.00	5.32	1.05	0.00	0.00	9.00	0.00	0.00	59.55	63.83
2026	1.00	3.63	0.72	0.00	0.00	9.00	0.00	0.00	37.81	91.24
2027	1.00	2.64	0.52	0.00	0.00	9.00	0.00	0.00	25.01	107.72
2028	1.00	2.00	0.39	0.00	0.00	9.00	0.00	0.00	16.75	117.75
2029	1.00	1.56	0.31	0.00	0.00	9.00	0.00	0.00	11.17	123.83
2030	1.00	1.27	0.25	0.00	0.00	9.00	0.00	0.00	7.36	127.47
2031	1.00	1.04	0.20	0.00	0.00	9.00	0.00	0.00	4.38	129.45
2032	1.00	0.87	0.17	0.00	0.00	9.00	0.00	0.00	2.21	130.36
2033	1.00	0.39	0.08	0.00	0.00	4.42	0.00	0.00	0.58	130.58

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	28.22	5.56	90.00	0.00	86.17	0.00	0.00	187.54	130.58

Major Phase :	Oil			Abandonment Date :	6/30/2033
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	147.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	155.47
Abandonment:	10.00	bbl/month		Disc. fuitial fuvest. (M$):	83.16	PW	8.00% :	139.82
Initial Decline :	46.50	% year	b = 0.498	ROinvestment (disc/undisc) :	2.57 I 3.08	PW	10.00% :	130.58
Beg Ratio:	3.449			Years to Payout:	1.64	PW	12.00% :	12216
End Ratio:	3.300			Internal ROR (%):	171.14	PW	15.00% :	110.87

TRC Eco Detailed.rpt

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		Jan 2023
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Proven
Effective month & year		Jan 2023
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		83.0
Total acreage	acres	1380
PRICING DATA
Oil price	$/Bbl.	90.57
Oil price Esc and start date		0
Gas price	$/MCF	6.344
Gas price Esc and start date		0

The expected production from the nine (9) active wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the PDP wells using PhDwin software and curve fitting algorithms. Recoverable reserves came from the upper and lower Miss Lime. Coral 22-11 produced from both the Miss Lime and the Viola. OOIP and recovery estimates were made for each well to determine the recovery factor and determine remaining reserves to recover. Estimated EURs for each well were adjusted based on generally 6–9-month initial production data. Further corrections may occur was more production data becomes available. Based on information from Alpha, three of these wells should have an economic production for three years or more. The remaining lifetime of the nine reworked wells range is 0-2 years.

Table VI: PDP Reserve Economic Proforma Report dated 1-Jan-2023.

Date : 03/30/2023 2:08:45PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.09
Cum Gas (MMcf) : 3.92

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	3.01	17.82	2.40	14.09	90.57	6.34	217.28	89.41	0.00
2024	2.20	6.33	1.75	4.98	90.57	6.34	158.25	31.58	0.00
2025	1.36	2.50	1.08	1.96	90.57	6.34	97.80	12.42	0.00
2026	0.85	1.09	0.67	0.85	90.57	6.34	60.83	5.42	0.00
2027	0.35	0.60	0.27	0.47	90.57	6.34	24.51	2.97	0.00
2028	0.19	0.42	0.15	0.33	90.57	6.34	13.63	2.06	0.00
2029	0.16	0.34	0.12	0.26	90.57	6.34	11.09	1.68	0.00
2030	0.10	0.22	0.08	0.17	90.57	6.34	7.06	1.07	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**8.21**	**29.32**	**6.52**	**23.11**	**90.57**	**6.34**	**590.45**	**146.62**	**0.00**
Ult	**8.29**	**33.25**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	7.00	20.20	3.98	0.00	0.00	53.25	0.00	0.00	229.25	220.79
2024	6.00	13.48	2.66	0.00	0.00	54.00	0.00	0.00	119.69	326.03
2025	6.00	7.82	1.54	0.00	0.00	44.85	0.00	0.00	56.00	370.80
2026	4.00	4.70	0.93	0.00	0.00	36.00	0.00	0.00	24.62	388.72
2027	4.00	1.95	0.38	0.00	0.00	15.56	0.00	0.00	9.59	395.06
2028	1.00	1.11	0.22	0.00	0.00	9.00	0.00	0.00	5.36	398.27
2029	1.00	0.91	0.18	0.00	0.00	9.00	0.00	0.00	2.68	399.74
2030	1.00	0.58	0.11	0.00	0.00	6.66	0.00	0.00	0.78	400.14
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**50.76**	**10.01**	**0.00**	**0.00**	**228.31**	**0.00**	**0.00**	**447.99**	**400.14**

Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	422.18
PW	8.00% :	408.56
PW	10.00% :	400.14
PW	12.00% :	392.19
PW	15.00% :	381.08
PW	20.00% :	364.44

TRC Eco Detailed.rpt 1

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 11-18 - 3508323799
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.87	0.00	0.71	0.00	90.57	0.00	64.32	0.00	0.00
2024	0.55	0.00	0.44	0.00	90.57	0.00	40.18	0.00	0.00
2025	0.31	0.00	0.25	0.00	90.57	0.00	23.03	0.00	0.00
2026	0.19	0.00	0.15	0.00	90.57	0.00	13.69	0.00	0.00
2027	0.02	0.00	0.02	0.00	90.57	0.00	1.69	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.94	0.00	1.58	0.00	90.57	0.00	142.91	0.00	0.00
Ult	1.94	0.00

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	4.04	0.80	0.00	0.00	7.50	0.00	0.00	51.98	50.07
2024	1.00	2.85	0.56	0.00	0.00	9.00	0.00	0.00	27.76	74.48
2025	1.00	1.64	0.32	0.00	0.00	9.00	0.00	0.00	12.08	84.15
2026	1.00	0.97	0.19	0.00	0.00	9.00	0.00	0.00	3.52	86.73
2027	1.00	0.12	0.02	0.00	0.00	1.44	0.00	0.00	0.11	86.81

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	9.62	1.90	0.00	0.00	35.94	0.00	0.00	95.45	86.81

Major Phase :	Oil		Abandonment Date :	2/28/2027
Perfs:	0-0		Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	96.00	bbl/month	Revenue Int :	0.81250000	PW	5.00% :	90.85
Abandonment:	11.00	bbl/month	Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	88.37
Initial Decline :	45.91	% year b = 0.100	ROinvestment (disc/undisc) :	0.00 / 0.00	PW	10.00% :	86.81
Beg Ratio:	0.000		Years to Payout:	0.00	PW	12.00% :	85.32
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00% :	83.22

TRC Eco Detailed.rpt

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 21-11 - 3508323867
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss Niola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.49	0.84	0.40	0.69	90.57	6.34	35.84	4.35	0.00
2024	0.37	0.31	0.30	0.25	90.57	6.34	26.93	1.58	0.00
2025	0.25	0.10	0.20	0.08	90.57	6.34	18.40	0.52	0.00
2026	0.17	0.03	0.14	0.03	90.57	6.34	12.73	0.18	0.00
2027	0.02	0.00	0.02	0.00	90.57	6.34	1.77	0.02	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.30	1.29	1.06	1.05	90.57	6.34	95.66	6.63	0.00
Ult	1.30	1.29

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	2.24	0.44	0.00	0.00	6.75	0.00	0.00	30.76	29.65
2024	1.00	2.02	0.40	0.00	0.00	9.00	0.00	0.00	17.09	44.67
2025	1.00	1.34	0.26	0.00	0.00	9.00	0.00	0.00	8.31	51.31
2026	1.00	0.92	0.18	0.00	0.00	9.00	0.00	0.00	2.81	53.37
2027	1.00	0.13	0.02	0.00	0.00	1.44	0.00	0.00	0.19	53.50

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	6.65	1.31	0.00	0.00	35.19	0.00	0.00	59.15	53.50

Major Phase :	Oil			Abandonment Date :	2/28/2027
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	49.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	56.14
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	54.51
Initial Decline :	33.25	% year	b = 0.096	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	53.50
Beg Ratio:	2.000			Years to Payout:	0.00	PW	12.00% :	5253
End Ratio:	0.083			Internal ROR (%):	0.00	PW	15.00% :	51.17

TRC Eco Detailed.rpt

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 2-9 And Coral 2-24 - 3508323713
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss Niola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	3.92

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.40	9.50	0.31	7.42	90.57	6.34	28.34	47.05	0.00
2024	0.37	3.44	0.29	2.68	90.57	6.34	25.87	17.01	0.00
2025	0.25	1.12	0.20	0.88	90.57	6.34	17.67	5.56	0.00
2026	0.17	0.38	0.14	0.30	90.57	6.34	12.23	1.89	0.00
2027	0.06	0.07	0.04	0.06	90.57	6.34	4.03	0.36	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.25	14.52	0.97	11.33	90.57	6.34	88.14	71.87	0.00
Ult	1.33	18.44

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	5.35	1.06	0.00	0.00	8.25	0.00	0.00	60.74	58.39
2024	1.00	3.04	0.60	0.00	0.00	9.00	0.00	0.00	30.24	85.00
2025	1.00	1.65	0.33	0.00	0.00	9.00	0.00	0.00	12.26	94.81
2026	1.00	1.00	0.20	0.00	0.00	9.00	0.00	0.00	3.91	97.67
2027	1.00	0.31	0.06	0.00	0.00	3.68	0.00	0.00	0.34	97.90

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	11.36	2.24	0.00	0.00	38.93	0.00	0.00	107.48	97.90

Major Phase :	Oil			Abandonment Date :	5/31/2027
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	8.00	bbl/month		Revenue Int :	0.78040180	PW	5.00% :	10239
Abandonment:	11.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	99.63
Initial Decline :	31.05	% year	b = 0.231	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	97.90
Beg Ratio:	168.750			Years to Payout:	0.00	PW	12.00% :	96.26
End Ratio:	1.091			Internal ROR (%):	0.00	PW	15.00% :	93.93

TRC Eco Detailed.rpt

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 11-23 - 3508323835
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss Niola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.19	2.22	0.15	1.80	90.57	6.34	13.69	11.44	0.00
2024	0.14	0.80	0.11	0.65	90.57	6.34	10.30	4.12	0.00
2025	0.02	0.07	0.01	0.05	90.57	6.34	1.32	0.34	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.34	3.08	0.28	2.51	90.57	6.34	25.31	15.90	0.00
Ult	0.34	3.08

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	1.36	0.27	0.00	0.00	6.75	0.00	0.00	16.75	16.22
2024	1.00	1.02	0.20	0.00	0.00	9.00	0.00	0.00	4.20	19.95
2025	1.00	0.12	0.02	0.00	0.00	1.44	0.00	0.00	0.08	20.01

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.50	0.49	0.00	0.00	17.19	0.00	0.00	21.03	20.01

Major Phase :	Oil			Abandonment Date :	2/28/2025
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	19.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	20.49
Abandonment:	9.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	20.20
Initial Decline :	33.26	% year	b = 0.124	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	20.01
Beg Ratio:	13.579			Years to Payout:	0.00	PW	12.00% :	19.83
End Ratio:	3.444			Internal ROR (%):	0.00	PW	15.00% :	19.57

Date : 03/30/2023 2:08:45PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : Coral 29-1 - 3508323928
Reserve Cat. : Proved Producing
Field : Lawrie West
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Miss
Co., State : Logan, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**0.00**	**0.00**							

NON-ECONOMIC

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 0.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 2/1/2023
Working Int : 1.00000000
Revenue Int : 0.78000000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	0.00
PW	8.00% :	0.00
PW	10.00% :	0.00
PW	12.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00

TRC Eco Detailed.rpt 6

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 11-32 - 3508323904
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MMd) :	0.00

	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	2.80	0.00	2.28	0.00	6.34	0.00	14.43	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	2.80	0.00	2.28	0.00	6.34	0.00	14.43	0.00
Ult	0.00	2.80

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	1.02	0.20	0.00	0.00	7.50	0.00	0.00	5.71	5.57

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.02	0.20	0.00	0.00	7.50	0.00	0.00	5.71	5.57

Major Phase :	Oil			Abandonment Date :	11/30/2023
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	5.64
Abandonment:	0.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	5.59
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	5.57
Beg Ratio:	0.000			Years to Payout:	0.00	PW	12.00% :	5.54
End Ratio:	0.000			Internal ROR (%):	0.00	PW	15.00% :	5.51

TRC Eco Detailed.rpt

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	River 1-1 - 3508323886
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.82	1.77	0.64	1.38	90.57	6.34	57.79	8.76	0.00
2024	0.60	1.29	0.47	1.01	90.57	6.34	42.17	6.40	0.00
2025	0.42	0.91	0.33	0.71	90.57	6.34	29.67	4.52	0.00
2026	0.31	0.68	0.24	0.53	90.57	6.34	22.18	3.36	0.00
2027	0.24	0.53	0.19	0.41	90.57	6.34	17.03	2.60	0.00
2028	0.19	0.42	0.15	0.33	90.57	6.34	13.63	2.06	0.00
2029	0.16	0.34	0.12	0.26	90.57	6.34	11.09	1.68	0.00
2030	0.10	0.22	0.08	0.17	90.57	6.34	7.06	1.07	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.84	6.16	2.22	4.80	90.57	6.34	200.63	30.46	0.00
Ult	2.84	6.16

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	4.72	0.93	0.00	0.00	8.25	0.00	0.00	52.64	50.61
2024	1.00	3.45	0.68	0.00	0.00	9.00	0.00	0.00	35.45	81.71
2025	1.00	2.43	0.48	0.00	0.00	9.00	0.00	0.00	22.29	99.48
2026	1.00	1.81	0.36	0.00	0.00	9.00	0.00	0.00	14.37	109.91
2027	1.00	1.39	0.27	0.00	0.00	9.00	0.00	0.00	8.96	115.81
2028	1.00	1.11	0.22	0.00	0.00	9.00	0.00	0.00	5.36	119.03
2029	1.00	0.91	0.18	0.00	0.00	9.00	0.00	0.00	2.68	120.49
2030	1.00	0.58	0.11	0.00	0.00	6.66	0.00	0.00	0.78	120.89

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.41	3.24	0.00	0.00	68.91	0.00	0.00	142.54	120.89

Major Phase :	Oil			Abandonment Date :	9/30/2023
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	90.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	130.66
Abandonment:	10.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	124.58
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	120.89
Beg Ratio:	2.167			Years to Payout:	0.00	PW	12.00% :	117.45
End Ratio:	2.300			Internal ROR (%):	0.00	PW	15.00% :	11273

TRC Eco Detailed.rpt

Date: : 03/30/2023 2:08:45PM
ECONOMIC PROJECTION
			Case:	Coral 1-31 - 3508323973
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Proved Producing
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.25	0.68	0.19	0.53	90.57	6.34	17.31	3.37	0.00
2024	0.18	0.50	0.14	0.39	90.57	6.34	12.79	2.46	0.00
2025	0.11	0.30	0.09	0.23	90.57	6.34	7.70	1.48	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.54	1.48	0.42	1.15	90.57	6.34	37.79	7.32	0.00
Ult	0.54	1.48

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$l)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	1.47	0.29	0.00	0.00	8.25	0.00	0.00	10.67	10.28
2024	1.00	1.08	0.21	0.00	0.00	9.00	0.00	0.00	4.95	14.65
2025	1.00	0.65	0.13	0.00	0.00	7.41	0.00	0.00	1.00	15.46

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.20	0.63	0.00	0.00	24.66	0.00	0.00	16.63	15.46

Major Phase :	Oil			Abandonment Date :	10/31/2025
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	27.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	16.01
Abandonment:	10.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	15.67
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	15.46
Beg Ratio:	2.778			Years to Payout:	0.00	PW	12.00% :	15.26
End Ratio:	2.700			Internal ROR (%):	0.00	PW	15.00% :	14.96

TRC Eco Detailed.rpt

Table VII: Probable Behind Pipe Reserve Economic Proforma Report dated 1-Jan-2023.

Date : 04/08/2023 11:19:03AM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	1.09	2.18	0.41	0.82	90.57	6.34	37.19	5.21	0.00
2024	21.33	38.21	14.44	25.19	90.57	6.34	1,307.54	159.78	0.00
2025	16.11	26.75	10.84	17.54	90.57	6.34	981.86	111.29	0.00
2026	10.69	17.78	7.23	11.73	90.57	6.34	655.06	74.43	0.00
2027	7.33	12.23	5.05	8.22	90.57	6.34	457.77	52.12	0.00
2028	5.26	8.96	3.71	6.10	90.57	6.34	335.91	38.68	0.00
2029	4.10	6.99	2.89	4.75	90.57	6.34	262.11	30.16	0.00
2030	3.16	5.51	2.21	3.74	90.57	6.34	200.27	23.71	0.00
2031	2.47	4.44	1.72	3.00	90.57	6.34	156.10	19.04	0.00
2032	1.82	3.07	1.32	2.26	90.57	6.34	119.25	14.35	0.00
2033	1.42	2.32	1.06	1.81	90.57	6.34	95.62	11.47	0.00
2034	0.54	0.55	0.40	0.42	90.57	6.34	36.58	2.67	0.00
2035	0.31	0.23	0.24	0.18	90.57	6.34	21.78	1.15	0.00
2036	0.27	0.20	0.21	0.16	90.57	6.34	19.10	1.01	0.00
2037	0.24	0.18	0.19	0.14	90.57	6.34	16.79	0.88	0.00
Rem	0.88	0.66	0.68	0.51	90.57	6.34	61.99	3.25	0.00
Total	**77.01**	**130.25**	**52.61**	**86.57**	**90.57**	**6.34**	**4,764.92**	**549.20**	**0.00**
Ult	77.01	130.25							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	2.00	3.01	0.59	0.00	0.00	5.88	0.00	0.00	32.92	31.32
2024	13.00	97.60	19.25	826.61	0.00	71.87	0.00	0.00	451.99	400.90
2025	13.00	77.60	15.30	0.00	0.00	90.15	0.00	0.00	910.09	1,126.91
2026	13.00	51.79	10.21	0.00	0.00	88.24	0.00	0.00	579.25	1,546.83
2027	12.00	36.20	7.14	0.00	0.00	82.13	0.00	0.00	384.42	1,800.15
2028	10.00	26.59	5.24	0.00	0.00	77.77	0.00	0.00	264.99	1,958.78
2029	10.00	20.75	4.09	0.00	0.00	77.77	0.00	0.00	189.67	2,062.01
2030	10.00	15.90	3.14	0.00	0.00	67.86	0.00	0.00	137.08	2,129.82
2031	8.00	12.43	2.45	0.00	0.00	59.77	0.00	0.00	100.48	2,175.01
2032	8.00	9.48	1.87	0.00	0.00	51.21	0.00	0.00	71.03	2,204.07
2033	6.00	7.60	1.50	0.00	0.00	47.02	0.00	0.00	50.97	2,223.01
2034	6.00	2.79	0.55	0.00	0.00	18.17	0.00	0.00	17.74	2,229.04
2035	1.00	1.63	0.32	0.00	0.00	9.00	0.00	0.00	11.98	2,232.72
2036	1.00	1.43	0.28	0.00	0.00	9.00	0.00	0.00	9.39	2,235.34
2037	1.00	1.26	0.25	0.00	0.00	9.00	0.00	0.00	7.18	2,237.16
Rem.		4.63	0.91	0.00	0.00	45.90	0.00	0.00	13.80	2.88
Total		**370.70**	**73.10**	**826.61**	**0.00**	**810.73**	**0.00**	**0.00**	**3,232.98**	**2,240.04**

Disc. Initial Invest. (M$) : 745.01
ROInvestment (disc/undisc) : 4.01 / 4.91
Years to Payout : 1.54
Internal ROR (%) : >1000

Present Worth Profile (M$)

PW	5.00% :	2,664.43
PW	8.00% :	2,395.96
PW	10.00% :	2,240.04
PW	12.00% :	2,099.57
PW	15.00% :	1,913.46
PW	20.00% :	1,655.88

TRC Eco Detailed.rpt

1

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-18 Cleveland- 3508323799
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Cleveland
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	3.38	9.86	2.75	8.01	90.57	6.34	248.65	50.80	0.00
2025	2.08	6.07	1.69	4.93	90.57	6.34	153.14	31.29	0.00
2026	1.41	4.12	1.15	3.34	90.57	6.34	103.98	21.22	0.00
2027	1.02	2.97	0.83	2.41	90.57	6.34	74.99	15.31	0.00
2028	0.77	2.25	0.63	1.83	90.57	6.34	56.74	11.60	0.00
2029	0.61	1.76	0.49	1.43	90.57	6.34	44.59	9.07	0.00
2030	0.49	1.42	0.39	1.15	90.57	6.34	35.69	7.30	0.00
2031	0.40	1.16	0.32	0.94	90.57	6.34	29.21	5.99	0.00
2032	0.33	0.97	0.27	0.79	90.57	6.34	24.58	5.01	0.00
2033	0.28	0.83	0.23	0.67	90.57	6.34	20.75	4.25	0.00
2034	0.02	0.06	0.02	0.05	90.57	6.34	1.62	0.32	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	10.79	31.46	8.77	25.56	90.57	6.34	793.94	162.18	0.00
Ult	10.79	31.46

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	21.26	4.19	90.00	0.00	9.00	0.00	0.00	175.01	150.19
2025	1.00	13.09	2.58	0.00	0.00	9.00	0.00	0.00	159.76	277.60
2026	1.00	8.89	1.75	0.00	0.00	9.00	0.00	0.00	105.56	354.09
2027	1.00	6.41	1.26	0.00	0.00	9.00	0.00	0.00	73.63	402.58
2028	1.00	4.85	0.96	0.00	0.00	9.00	0.00	0.00	53.53	434.62
2029	1.00	3.81	0.75	0.00	0.00	9.00	0.00	0.00	40.11	456.44
2030	1.00	3.05	0.60	0.00	0.00	9.00	0.00	0.00	30.34	471.44
2031	1.00	2.50	0.49	0.00	0.00	9.00	0.00	0.00	23.22	481.88
2032	1.00	2.10	0.41	0.00	0.00	9.00	0.00	0.00	18.07	489.26
2033	1.00	1.78	0.35	0.00	0.00	9.00	0.00	0.00	13.88	494.42
2034	1.00	0.14	0.03	0.00	0.00	0.75	0.00	0.00	1.03	494.78

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	67.88	13.39	90.00	0.00	90.75	0.00	0.00	694.11	494.78

Major Phase :	Oil			Abandonment Date :	1/31/2034
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	280.54
Abandonment:	22.00	bbl/month		Disc. fuitial fuvest. (M$):	82.49	PW	8.00% :	526.38
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	7.00 /8.71	PW	10.00% :	494.78
Beg Ratio:	0.000			Years to Payout:	1.20	PW	12.00% :	466.23
End Ratio:	2.864			Internal ROR (%):	>1000	PW	15.00% :	428.26
						PW	20.00% :	375.47

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-5 Oswego - 3508323726
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	OSWEGO
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.35	0.27	0.18	0.14	90.57	6.34	16.45	0.88	0.00
2025	0.34	0.26	0.18	0.14	90.57	6.34	16.36	0.88	0.00
2026	0.23	0.17	0.12	0.09	90.57	6.34	10.75	0.57	0.00
2027	0.16	0.12	0.08	0.06	90.57	6.34	7.61	0.41	0.00
2028	0.12	0.09	0.06	0.05	90.57	6.34	5.66	0.30	0.00
2029	0.09	0.07	0.05	0.04	90.57	6.34	4.37	0.23	0.00
2030	0.08	0.06	0.04	0.03	90.57	6.34	3.57	0.19	0.00
2031	0.06	0.05	0.03	0.03	90.57	6.34	2.85	0.16	0.00
2032	0.05	0.04	0.03	0.02	90.57	6.34	2.33	0.12	0.00
2033	0.04	0.04	0.02	0.02	90.57	6.34	2.00	0.12	0.00
2034	0.02	0.01	0.01	0.01	90.57	6.34	0.71	0.03	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.53	1.17	0.80	0.61	90.57	6.34	72.65	3.89	0.00
Ult	1.53	1.17

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	1.23	0.24	55.15	0.00	3.68	0.00	0.00	-42.96	-38.46
2025	1.00	1.22	0.24	0.00	0.00	5.51	0.00	0.00	10.25	-30.27
2026	1.00	0.80	0.16	0.00	0.00	5.51	0.00	0.00	4.84	-26.75
2027	1.00	0.57	0.11	0.00	0.00	5.51	0.00	0.00	1.82	-25.55
2028	1.00	0.42	0.08	0.00	0.00	5.51	0.00	0.00	-0.06	-25.58
2029	1.00	0.33	0.06	0.00	0.00	5.51	0.00	0.00	-1.30	-26.28
2030	1.00	0.27	0.05	0.00	0.00	5.51	0.00	0.00	-2.08	-27.30
2031	1.00	0.21	0.04	0.00	0.00	5.51	0.00	0.00	-2.76	-28.54
2032	1.00	0.17	0.03	0.00	0.00	5.51	0.00	0.00	-3.27	-29.87
2033	1.00	0.15	0.03	0.00	0.00	5.51	0.00	0.00	-3.58	-31.20
2034	1.00	0.05	0.01	0.00	0.00	2.25	0.00	0.00	-1.57	-31.74

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	5.43	1.07	55.15	0.00	55.56	0.00	0.00	-40.67	-31.74

Major Phase :	Oil			Abandonment Date :	05/31/2034
Perfs:	0-0			Working fut:	0.61272800	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.52497160	PW	5.00% :	-35.27
Abandonment:	3.00	bbl/month		Disc. fuitial fuvest. (M$):	48.97	PW	8.00% :	-3299
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	0.35 I 0.26	PW	10.00% :	-31.74
Beg Ratio:	0.000			Years to Payout:	0.00	PW	12.00% :	-30.66
End Ratio:	0.667			Internal ROR (%):	<O	PW	15.00% :	-29.29
						PW	20.00% :	-27.49

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 12-7 Mis - 3508323762
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	FULLSPIKE
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.68	1.36	0.23	0.46	90.57	6.34	20.76	2.91	0.00
2024	0.60	1.19	0.20	0.40	90.57	6.34	18.21	2.55	0.00
2025	0.40	0.80	0.13	0.27	90.57	6.34	12.15	1.71	0.00
2026	0.15	0.30	0.05	0.10	90.57	6.34	4.65	0.65	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.82	3.65	0.62	1.23	90.57	6.34	55.77	7.82	0.00
Ult	1.82	3.65

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	1.68	0.33	0.00	0.00	3.43	0.00	0.00	18.23	17.52
2024	1.00	1.47	0.29	4.99	0.00	3.74	0.00	0.00	10.27	26.37
2025	1.00	0.98	0.19	0.00	0.00	3.74	0.00	0.00	8.94	33.50
2026	1.00	0.38	0.07	0.00	0.00	1.84	0.00	0.00	3.01	35.73

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.51	0.89	4.99	0.00	12.75	0.00	0.00	40.45	35.73

Major Phase :	Oil			Abandonment Date :	6/30/2026
Perfs:	0-0			Working fut:	0.41587780	Present Worth Profile (M$)
Initial Rate:	76.28			Revenue Int :	0.33790070	PW	5.00% :	37.92
Abandonment:	24.00	bbl/month		Disc. fuitial fuvest. (M$):	4.54	PW	8.00% :	36.57
Initial Decline :	40.03	% year	b = 0.493	ROinvestment (disc/undisc) :	8.87 /9.10	PW	10.00% :	35.73
Beg Ratio:	2.006			Years to Payout:	0.21	PW	12.00% :	34.93
End Ratio:	1.958			Internal ROR (%):	>1000	PW	15.00% :	33.82
						PW	20.00% :	3213

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-33 Mis - 3508323909
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.41	0.82	0.18	0.36	90.57	6.34	16.43	2.30	0.00
2024	0.62	1.24	0.27	0.55	90.57	6.34	24.75	3.47	0.00
2025	0.41	0.82	0.18	0.36	90.57	6.34	16.42	2.31	0.00
2026	0.29	0.58	0.13	0.26	90.57	6.34	11.57	1.62	0.00
2027	0.08	0.16	0.03	0.07	90.57	6.34	3.12	0.43	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.81	3.61	0.80	1.60	90.57	6.34	72.29	10.13	0.00
Ult	1.81	3.61

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	1.00	1.33	0.26	0.00	0.00	2.45	0.00	0.00	14.69	13.81
2024	1.00	2.00	0.40	6.53	0.00	4.90	0.00	0.00	14.40	26.28
2025	1.00	1.33	0.26	0.00	0.00	4.90	0.00	0.00	12.24	36.04
2026	1.00	0.94	0.18	0.00	0.00	4.90	0.00	0.00	7.17	41.25
2027	1.00	0.25	0.05	0.00	0.00	1.59	0.00	0.00	1.66	42.37

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	5.85	1.15	6.53	0.00	18.73	0.00	0.00	50.16	42.37

Major Phase :	Oil			Abandonment Date :	4/30/2027
Perfs:	0-0			Working fut:	0.54413800	Present Worth Profile (M$)
Initial Rate:	76.70			Revenue Int :	0.44211220	PW	5.00% :	45.95
Abandonment:	19.00	bbl/month		Disc. fuitial fuvest. (M$):	5.89	PW	8.00% :	43.74
Initial Decline :	40.30	% year	b = 0.498	ROinvestment (disc/undisc) :	8.19 /8.68	PW	10.00% :	4237
Beg Ratio:	2.000			Years to Payout:	0.62	PW	12.00% :	41.09
End Ratio:	2.000			Internal ROR (%):	>1000	PW	15.00% :	39.29
						PW	20.00% :	36.62

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-18 Viola- 3508323799
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	VIOLA
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	4.08	9.96	3.32	8.09	90.57	6.34	300.31	51.31	0.00
2025	2.79	6.80	2.27	5.52	90.57	6.34	205.24	35.04	0.00
2026	1.88	4.58	1.53	3.72	90.57	6.34	138.12	23.60	0.00
2027	1.35	3.29	1.10	2.67	90.57	6.34	99.27	16.97	0.00
2028	1.02	2.48	0.83	2.02	90.57	6.34	74.84	12.79	0.00
2029	0.80	1.94	0.65	1.57	90.57	6.34	58.58	9.99	0.00
2030	0.64	1.56	0.52	1.26	90.57	6.34	46.80	8.02	0.00
2031	0.52	1.28	0.43	1.04	90.57	6.34	38.56	6.57	0.00
2032	0.44	1.07	0.36	0.87	90.57	6.34	32.23	5.49	0.00
2033	0.37	0.91	0.30	0.74	90.57	6.34	27.23	4.67	0.00
2034	0.06	0.14	0.05	0.11	90.57	6.34	4.12	0.71	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	13.93	33.98	11.32	27.61	90.57	6.34	1,025.30	175.16	0.00
Ult	13.93	33.98

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	24.96	4.92	90.00	0.00	8.25	0.00	0.00	223.49	192.13
2025	1.00	17.06	3.36	0.00	0.00	9.00	0.00	0.00	210.85	360.30
2026	1.00	11.48	2.26	0.00	0.00	9.00	0.00	0.00	138.98	461.01
2027	1.00	8.25	1.63	0.00	0.00	9.00	0.00	0.00	97.36	525.13
2028	1.00	6.22	1.23	0.00	0.00	9.00	0.00	0.00	71.18	567.73
2029	1.00	4.87	0.96	0.00	0.00	9.00	0.00	0.00	53.74	596.96
2030	1.00	3.89	0.77	0.00	0.00	9.00	0.00	0.00	41.16	617.31
2031	1.00	3.20	0.63	0.00	0.00	9.00	0.00	0.00	32.30	631.83
2032	1.00	2.68	0.53	0.00	0.00	9.00	0.00	0.00	25.52	642.26
2033	1.00	2.26	0.45	0.00	0.00	9.00	0.00	0.00	20.19	649.75
2034	1.00	0.34	0.07	0.00	0.00	1.44	0.00	0.00	2.98	650.80

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	85.22	16.81	90.00	0.00	90.69	0.00	0.00	917.74	650.80

Major Phase :	Oil			Abandonment Date :	4/30/2027
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00			Revenue Int :	0.81250000	PW	5.00% :	765.33
Abandonment:	28.00	bbl/month		Disc. fuitial fuvest. (M$):	81.82	PW	8.00% :	69294
Initial Decline :	0.00	% year	b = 0.498	ROinvestment (disc/undisc) :	8.95 I 11.20	PW	10.00% :	650.80
Beg Ratio:	0.000			Years to Payout:	1.22	PW	12.00% :	61278
End Ratio:	2.429			Internal ROR (%):	>1000	PW	15.00% :	56233
						PW	20.00% :	49237

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-21 Oswego - 3508323817
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Oswego
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.62	0.47	0.50	0.38	90.57	6.34	45.48	2.42	0.00
2025	0.53	0.41	0.43	0.33	90.57	6.34	39.08	2.10	0.00
2026	0.36	0.27	0.29	0.22	90.57	6.34	26.20	1.40	0.00
2027	0.25	0.19	0.21	0.16	90.57	6.34	18.62	0.99	0.00
2028	0.19	0.15	0.15	0.12	90.57	6.34	13.91	0.75	0.00
2029	0.15	0.11	0.12	0.09	90.57	6.34	10.82	0.58	0.00
2030	0.02	0.02	0.02	0.01	90.57	6.34	1.62	0.08	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.12	1.61	1.72	1.31	90.57	6.34	155.71	8.31	0.00
Ult	2.12	1.61

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	3.40	0.67	90.00	0.00	6.75	0.00	0.00	-52.92	-48.43
2025	1.00	2.92	0.58	0.00	0.00	9.00	0.00	0.00	28.67	-25.54
2026	1.00	1.96	0.39	0.00	0.00	9.00	0.00	0.00	16.25	-13.75
2027	1.00	1.39	0.27	0.00	0.00	9.00	0.00	0.00	8.94	-7.85
2028	1.00	1.04	0.21	0.00	0.00	9.00	0.00	0.00	4.41	-5.20
2029	1.00	0.81	0.16	0.00	0.00	9.00	0.00	0.00	1.43	-4.41
2030	1.00	0.12	0.02	0.00	0.00	1.44	0.00	0.00	0.12	-4.35

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	11.64	2.30	90.00	0.00	53.19	0.00	0.00	6.90	-4.35

Major Phase :	Oil			Abandonment Date :	2/28/2030
Perfs:	0-0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	83.00			Revenue Int :	0.81250000	PW	5.00% :	0.51
Abandonment:	11.00	bbl/month		Disc. fuitial fuvest. (M$):	80.55	PW	8.00% :	-256
Initial Decline :	46.50	% year	b = 0.507	ROinvestment (disc/undisc) :	0.95 I 1.08	PW	10.00% :	-4.35
Beg Ratio:	0.759			Years to Payout:	4.77	PW	12.00% :	-5.96
End Ratio:	0.727			Internal ROR (%):	5.47	PW	15.00% :	-8.08

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 2-20 Oswego - 3508323810
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	Oswego
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
Year	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.62	0.47	0.48	0.36	90.57	6.34	43.45	2.31	0.00
2025	0.53	0.41	0.41	0.32	90.57	6.34	37.34	2.00	0.00
2026	0.36	0.27	0.28	0.21	90.57	6.34	25.03	1.33	0.00
2027	0.25	0.19	0.20	0.15	90.57	6.34	17.79	0.95	0.00
2028	0.19	0.15	0.15	0.11	90.57	6.34	13.29	0.71	0.00
2029	0.15	0.11	0.11	0.09	90.57	6.34	10.34	0.55	0.00
2030	0.12	0.09	0.09	0.07	90.57	6.34	8.23	0.44	0.00
2031	0.10	0.07	0.07	0.06	90.57	6.34	6.75	0.36	0.00
2032	0.08	0.06	0.06	0.05	90.57	6.34	5.55	0.30	0.00
2033	0.07	0.05	0.05	0.04	90.57	6.34	4.78	0.25	0.00
2034	0.02	0.02	0.02	0.01	90.57	6.34	1.41	0.08	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.47	1.89	1.92	1.46	90.57	6.34	173.95	9.29	0.00
Ult	2.47	1.89

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	3.25	0.64	89.53	0.00	6.71	0.00	0.00	-54.37	-49.67
2025	1.00	2.79	0.55	0.00	0.00	8.95	0.00	0.00	27.04	-28.08
2026	1.00	1.87	0.37	0.00	0.00	8.95	0.00	0.00	15.17	-17.07
2027	1.00	1.33	0.26	0.00	0.00	8.95	0.00	0.00	8.19	-11.66
2028	1.00	0.99	0.20	0.00	0.00	8.95	0.00	0.00	3.86	-9.34
2029	1.00	0.77	0.15	0.00	0.00	8.95	0.00	0.00	1.01	-8.78
2030	1.00	0.62	0.12	0.00	0.00	8.95	0.00	0.00	-1.02	-9.28
2031	1.00	0.51	0.10	0.00	0.00	8.95	0.00	0.00	-2.44	-10.37
2032	1.00	0.42	0.08	0.00	0.00	8.95	0.00	0.00	-3.60	-11.83
2033	1.00	0.36	0.07	0.00	0.00	8.95	0.00	0.00	-4.35	-13.45
2034	1.00	0.11	0.02	0.00	0.00	2.91	0.00	0.00	-1.56	-13.99

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	13.01	2.57	89.53	0.00	90.21	0.00	0.00	-12.07	-13.99

Major Phase :	Oil			Abandonment Date :	4/30/2034
Perfs:	0-0			Working fut:	0.99479170	Present Worth Profile (M$)
Initial Rate:	0.00			Revenue Int :	0.77633680	PW	5.00% :	-1272
Abandonment:	5.00	bbl/month		Disc. fuitial fuvest. (M$):	80.13	PW	8.00% :	-13.45
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	0.83 I 0.87	PW	10.00% :	-13.99
Beg Ratio:	0.000			Years to Payout:	5.96	PW	12.00% :	-14.54
End Ratio:	0.800			Internal ROR (%):	<O	PW	15.00% :	-15.37

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 11-15 Oswego - 3508323806
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	LAWRIE WEST
Case Type:	LEASE CASE	All Cases	Operator:	ALPHA ENERGY TEXAS OPERATING
Archive Set :	default		Reservoir :	OSWEGO
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	2.20	1.66	1.15	0.87	90.57	6.34	104.56	5.54	0.00
2025	1.90	1.44	1.00	0.75	90.57	6.34	90.24	4.78	0.00
2026	1.26	0.95	0.66	0.50	90.57	6.34	60.00	3.17	0.00
2027	0.90	0.68	0.47	0.36	90.57	6.34	42.65	2.25	0.00
2028	0.67	0.51	0.35	0.27	90.57	6.34	32.00	1.70	0.00
2029	0.53	0.39	0.28	0.21	90.57	6.34	24.96	1.31	0.00
2030	0.42	0.32	0.22	0.17	90.57	6.34	19.87	1.05	0.00
2031	0.34	0.26	0.18	0.14	90.57	6.34	16.26	0.86	0.00
2032	0.28	0.22	0.15	0.11	90.57	6.34	13.50	0.72	0.00
2033	0.24	0.18	0.13	0.10	90.57	6.34	11.46	0.60	0.00
2034	0.07	0.06	0.04	0.03	90.57	6.34	3.42	0.18	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	8.81	6.66	4.63	3.49	90.57	6.34	418.93	22.16	0.00
Ult	8.81	6.66

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	7.82	1.54	55.55	0.00	4.17	0.00	0.00	41.01	33.89
2025	1.00	6.75	1.33	0.00	0.00	5.56	0.00	0.00	81.39	98.82
2026	1.00	4.49	0.88	0.00	0.00	5.56	0.00	0.00	52.25	136.69
2027	1.00	3.19	0.63	0.00	0.00	5.56	0.00	0.00	35.53	160.10
2028	1.00	2.39	0.47	0.00	0.00	5.56	0.00	0.00	25.28	175.23
2029	1.00	1.87	0.37	0.00	0.00	5.56	0.00	0.00	18.49	185.29
2030	1.00	1.49	0.29	0.00	0.00	5.56	0.00	0.00	13.59	192.01
2031	1.00	1.22	0.24	0.00	0.00	5.56	0.00	0.00	10.11	196.56
2032	1.00	1.01	0.20	0.00	0.00	5.56	0.00	0.00	7.46	199.61
2033	1.00	0.86	0.17	0.00	0.00	5.56	0.00	0.00	5.48	201.64
2034	1.00	0.26	0.05	0.00	0.00	1.81	0.00	0.00	1.49	202.16

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	31.31	6.18	55.55	0.00	55.97	0.00	0.00	292.08	20216

Major Phase :	Oil			Abandonment Date :	4/30/2034
Perfs:	0-0			Working fut:	0.61727280	Present Worth Profile (M$)
Initial Rate:	0.00			Revenue Int :	0.52497160	PW	5.00% :	240.73
Abandonment:	18.00	bbl/month		Disc. fuitial fuvest. (M$):	49.72	PW	8.00% :	216.36
Initial Decline :	0.00	% year	b = 0.000	ROinvestment (disc/undisc) :	5.07 I 6.26	PW	10.00% :	20216
Beg Ratio:	0.000			Years to Payout:	1.56	PW	12.00% :	189.35
End Ratio:	0.722			Internal ROR (%):	877.18	PW	15.00% :	17237

TRC Eco Detailed.rpt

Date: : 04/08/2023 11:19:03AM
ECONOMIC PROJECTION
			Case:	Coral 12-7 Oswego - 3508323762
Project Name:	Logan I March 2023	As OfDate : 02/01/2023	Reserve Cat. :	Probable Behind Pipe
Partner:	All Cases	Discount Rate(%) : 10.00	Field :	Lawrie West
Case Type:	LEASE CASE	All Cases	Operator:	FULLSPIKE
Archive Set :	default		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($/Mel)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.71	0.53	0.24	0.18	90.57	6.34	21.82	1.14	0.00
2025	0.70	0.52	0.24	0.18	90.57	6.34	21.54	1.12	0.00
2026	0.47	0.35	0.16	0.12	90.57	6.34	14.29	0.74	0.00
2027	0.26	0.19	0.09	0.06	90.57	6.34	7.87	0.41	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.14	1.59	0.72	0.54	90.57	6.34	65.52	3.41	0.00
Ult	2.14	1.59

Year	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	1.63	0.32	37.43	0.00	2.50	0.00	0.00	-18.92	-17.28
2025	1.00	1.61	0.32	0.00	0.00	3.74	0.00	0.00	17.00	-3.71
2026	1.00	1.07	0.21	0.00	0.00	3.74	0.00	0.00	10.01	3.55
2027	1.00	0.59	0.12	0.00	0.00	2.77	0.00	0.00	4.80	6.75

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.89	0.97	37.43	0.00	12.75	0.00	0.00	12.89	6.75

Major Phase :	Oil			Abandonment Date :	9/30/2027
Perfs:	0-0			Working fut:	0.41587780	Present Worth Profile (M$)
Initial Rate:	105.00			Revenue Int :	0.33790070	PW	5.00% :	9.47
Abandonment:	26.00	bbl/month		Disc. fuitial fuvest. (M$):	33.24	PW	8.00% :	7.76
Initial Decline :	46.25	% year	b = 0.4989	ROinvestment (disc/undisc) :	1.20 I 1.34	PW	10.00% :	6.75
Beg Ratio:	0.743			Years to Payout:	3.08	PW	12.00% :	5.82
End Ratio:	0.731			Internal ROR (%):	30.92	PW	15.00% :	4.56

TRC Eco Detailed.rpt

Date : 04/08/2023 11:19:03AM

ECONOMIC PROJECTION

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Case : Coral 12-7 Viola - 3508323762
Reserve Cat. : Probable Behind Pipe
Field : Lawrie West
Operator : FULLSPIKE
Reservoir : Miss
Co., State : Logan, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	2.35	8.16	0.79	2.76	90.57	6.34	71.77	17.50	0.00
2025	1.60	5.58	0.54	1.88	90.57	6.34	48.97	11.95	0.00
2026	1.08	3.76	0.36	1.27	90.57	6.34	32.96	8.05	0.00
2027	0.77	2.70	0.26	0.91	90.57	6.34	23.69	5.79	0.00
2028	0.58	2.04	0.20	0.69	90.57	6.34	17.87	4.37	0.00
2029	0.46	1.59	0.15	0.54	90.57	6.34	13.96	3.41	0.00
2030	0.37	1.28	0.12	0.43	90.57	6.34	11.23	2.74	0.00
2031	0.30	1.05	0.10	0.35	90.57	6.34	9.18	2.24	0.00
2032	0.09	0.31	0.03	0.10	90.57	6.34	2.72	0.66	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**7.59**	**26.45**	**2.57**	**8.94**	**90.57**	**6.34**	**232.34**	**56.70**	**0.00**
Ult	**7.59**	**26.45**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	6.34	1.25	37.43	0.00	3.43	0.00	0.00	40.82	34.35
2025	1.00	4.32	0.85	0.00	0.00	3.74	0.00	0.00	52.00	75.83
2026	1.00	2.91	0.57	0.00	0.00	3.74	0.00	0.00	33.78	100.31
2027	1.00	2.09	0.41	0.00	0.00	3.74	0.00	0.00	23.23	115.61
2028	1.00	1.58	0.31	0.00	0.00	3.74	0.00	0.00	16.61	125.55
2029	1.00	1.23	0.24	0.00	0.00	3.74	0.00	0.00	12.14	132.16
2030	1.00	0.99	0.20	0.00	0.00	3.74	0.00	0.00	9.04	136.63
2031	1.00	0.81	0.16	0.00	0.00	3.74	0.00	0.00	6.71	139.64
2032	1.00	0.24	0.05	0.00	0.00	1.23	0.00	0.00	1.87	140.43
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**20.52**	**4.05**	**37.43**	**0.00**	**30.86**	**0.00**	**0.00**	**196.19**	**140.43**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 267.00 bbl/month
Abandonment : 22.00 bbl/month
Initial Decline : 46.50 % year b = 0.501
Beg Ratio : 3.483
End Ratio : 3.409

Abandonment Date : 4/30/2032
Working Int : 0.41587780
Revenue Int : 0.33790070
Disc. Initial Invest. (M$) : 34.03
ROInvestment (disc/undisc) : 5.13 / 6.24
Years to Payout : 1.38
Internal ROR (%) : 971.07

Present Worth Profile (M$)

PW	5.00% :	164.71
PW	8.00% :	149.43
PW	10.00% :	140.43
PW	12.00% :	132.25
PW	15.00% :	121.31
PW	20.00% :	105.97

TRC Eco Detailed.rpt 11

Date : 04/08/2023 11:19:03AM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : Coral 12-10 Oswego - 3508323727
Reserve Cat. : Probable Behind Pipe
Field : Lawrie West
Operator : FULLSPIKE
Reservoir : Miss
Co., State : Logan, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.15	0.85	0.90	0.67	90.57	6.34	81.59	4.25	0.00
2025	0.88	0.65	0.69	0.51	90.57	6.34	62.27	3.25	0.00
2026	0.59	0.44	0.46	0.34	90.57	6.34	41.68	2.19	0.00
2027	0.42	0.31	0.33	0.25	90.57	6.34	29.75	1.56	0.00
2028	0.32	0.24	0.25	0.18	90.57	6.34	22.37	1.17	0.00
2029	0.25	0.18	0.19	0.14	90.57	6.34	17.40	0.91	0.00
2030	0.20	0.15	0.15	0.11	90.57	6.34	13.92	0.73	0.00
2031	0.16	0.12	0.13	0.09	90.57	6.34	11.43	0.60	0.00
2032	0.05	0.04	0.04	0.03	90.57	6.34	3.41	0.18	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.00**	**2.98**	**3.13**	**2.34**	**90.57**	**6.34**	**283.82**	**14.82**	**0.00**
Ult	**4.00**	**2.98**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	5.35	1.05	90.00	0.00	6.75	0.00	0.00	-17.31	-17.92
2025	1.00	4.65	0.92	0.00	0.00	9.00	0.00	0.00	50.95	22.74
2026	1.00	3.11	0.61	0.00	0.00	9.00	0.00	0.00	31.14	45.32
2027	1.00	2.22	0.44	0.00	0.00	9.00	0.00	0.00	19.65	58.27
2028	1.00	1.67	0.33	0.00	0.00	9.00	0.00	0.00	12.54	65.79
2029	1.00	1.30	0.26	0.00	0.00	9.00	0.00	0.00	7.75	70.01
2030	1.00	1.04	0.21	0.00	0.00	9.00	0.00	0.00	4.40	72.19
2031	1.00	0.85	0.17	0.00	0.00	9.00	0.00	0.00	2.01	73.10
2032	1.00	0.25	0.05	0.00	0.00	2.95	0.00	0.00	0.33	73.24
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**20.45**	**4.03**	**90.00**	**0.00**	**72.70**	**0.00**	**0.00**	**111.45**	**73.24**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 134.00 bbl/month
Abandonment : 12.00 bbl/month
Initial Decline : 45.51 % year b = 0.499
Beg Ratio : 0.746
End Ratio : 0.750

Abandonment Date : 4/30/2032
Working Int : 1.00000000
Revenue Int : 0.78401800
Disc. Initial Invest. (M$) : 81.21
ROInvestment (disc/undisc) : 1.90 / 2.24
Years to Payout : 2.20
Internal ROR (%) : 92.94

Present Worth Profile (M$)

PW	5.00% :	89.94
PW	8.00% :	79.44
PW	10.00% :	73.24
PW	12.00% :	67.60
PW	15.00% :	60.05
PW	20.00% :	49.48

TRC Eco Detailed.rpt 12

Date : 04/08/2023 11:19:03AM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : Coral 12-11 Oswego - 3508323763
Reserve Cat. : Probable Behind Pipe
Field : Lawrie West
Operator : FULLSPIKE
Reservoir : Miss
Co., State : Logan, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.85	0.64	0.67	0.50	90.57	6.34	60.64	3.16	0.00
2025	0.65	0.49	0.51	0.38	90.57	6.34	46.37	2.41	0.00
2026	0.44	0.33	0.34	0.25	90.57	6.34	31.24	1.62	0.00
2027	0.31	0.23	0.25	0.18	90.57	6.34	22.23	1.16	0.00
2028	0.24	0.17	0.18	0.14	90.57	6.34	16.69	0.87	0.00
2029	0.18	0.14	0.14	0.11	90.57	6.34	12.99	0.68	0.00
2030	0.11	0.08	0.09	0.07	90.57	6.34	8.02	0.42	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**2.79**	**2.07**	**2.19**	**1.62**	**90.57**	**6.34**	**198.18**	**10.31**	**0.00**
Ult	2.79	2.07							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	3.97	0.78	90.00	0.00	6.75	0.00	0.00	-37.71	-35.66
2025	1.00	3.46	0.68	0.00	0.00	9.00	0.00	0.00	35.63	-7.21
2026	1.00	2.33	0.46	0.00	0.00	9.00	0.00	0.00	21.07	8.07
2027	1.00	1.66	0.33	0.00	0.00	9.00	0.00	0.00	12.40	16.24
2028	1.00	1.25	0.25	0.00	0.00	9.00	0.00	0.00	7.06	20.48
2029	1.00	0.97	0.19	0.00	0.00	9.00	0.00	0.00	3.51	22.40
2030	1.00	0.60	0.12	0.00	0.00	6.66	0.00	0.00	1.07	22.93
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**14.24**	**2.81**	**90.00**	**0.00**	**58.41**	**0.00**	**0.00**	**43.03**	**22.93**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 100.00 bbl/month
Abandonment : 12.00 bbl/month
Initial Decline : 45.26 % year b = 0.495
Beg Ratio : 0.740
End Ratio : 0.750

Abandonment Date : 9/30/2030
Working Int : 1.00000000
Revenue Int : 0.78401800
Disc. Initial Invest. (M$) : 81.21
ROInvestment (disc/undisc) : 1.28 / 1.48
Years to Payout : 3.00
Internal ROR (%) : 34.02

Present Worth Profile (M$)

PW	5.00% :	31.73
PW	8.00% :	26.20
PW	10.00% :	22.93
PW	12.00% :	19.96
PW	15.00% :	15.99
PW	20.00% :	10.46

TRC Eco Detailed.rpt 13

Date : 04/08/2023 11:19:03AM

ECONOMIC PROJECTION

Project Name :	Logan I March 2023
Partner :	All Cases
Case Type :	LEASE CASE
Archive Set :	default

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Case :	Coral 2-19 Oswego - 3508323812
Reserve Cat. :	Probable Behind Pipe
Field :	Lawrie West
Operator :	ALPHA ENERGY TEXAS OPERATING
Reservoir :	Oswego
Co., State :	Logan, OK

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	3.82	2.92	2.98	2.28	90.57	6.34	269.86	14.45	0.00
2025	3.29	2.52	2.57	1.96	90.57	6.34	232.75	12.46	0.00
2026	2.19	1.67	1.71	1.30	90.57	6.34	154.58	8.28	0.00
2027	1.56	1.19	1.22	0.93	90.57	6.34	110.19	5.89	0.00
2028	1.17	0.89	0.91	0.70	90.57	6.34	82.56	4.42	0.00
2029	0.91	0.69	0.71	0.54	90.57	6.34	64.11	3.44	0.00
2030	0.73	0.55	0.57	0.43	90.57	6.34	51.31	2.74	0.00
2031	0.59	0.45	0.46	0.35	90.57	6.34	41.84	2.25	0.00
2032	0.49	0.38	0.39	0.29	90.57	6.34	34.92	1.87	0.00
2033	0.42	0.32	0.32	0.25	90.57	6.34	29.40	1.58	0.00
2034	0.36	0.27	0.28	0.21	90.57	6.34	25.29	1.34	0.00
2035	0.31	0.23	0.24	0.18	90.57	6.34	21.78	1.15	0.00
2036	0.27	0.20	0.21	0.16	90.57	6.34	19.10	1.01	0.00
2037	0.24	0.18	0.19	0.14	90.57	6.34	16.79	0.88	0.00
Rem	0.88	0.66	0.68	0.51	90.57	6.34	61.99	3.25	0.00
Total	**17.21**	**13.13**	**13.43**	**10.25**	**90.57**	**6.34**	**1,216.48**	**65.01**	**0.00**
Ult	**17.21**	**13.13**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	14.92	2.94	90.00	0.00	5.25	0.00	0.00	171.19	145.12
2025	1.00	17.41	3.43	0.00	0.00	9.00	0.00	0.00	215.37	316.91
2026	1.00	11.56	2.28	0.00	0.00	9.00	0.00	0.00	140.02	418.38
2027	1.00	8.24	1.63	0.00	0.00	9.00	0.00	0.00	97.22	482.41
2028	1.00	6.17	1.22	0.00	0.00	9.00	0.00	0.00	70.58	524.66
2029	1.00	4.80	0.95	0.00	0.00	9.00	0.00	0.00	52.80	553.38
2030	1.00	3.84	0.76	0.00	0.00	9.00	0.00	0.00	40.46	573.38
2031	1.00	3.13	0.62	0.00	0.00	9.00	0.00	0.00	31.34	587.47
2032	1.00	2.61	0.52	0.00	0.00	9.00	0.00	0.00	24.66	597.55
2033	1.00	2.20	0.43	0.00	0.00	9.00	0.00	0.00	19.35	604.74
2034	1.00	1.89	0.37	0.00	0.00	9.00	0.00	0.00	15.37	609.93
2035	1.00	1.63	0.32	0.00	0.00	9.00	0.00	0.00	11.98	613.60
2036	1.00	1.43	0.28	0.00	0.00	9.00	0.00	0.00	9.39	616.22
2037	1.00	1.26	0.25	0.00	0.00	9.00	0.00	0.00	7.18	618.04
Rem.		4.63	0.91	0.00	0.00	45.90	0.00	0.00	13.80	2.88
Total		**85.72**	**16.90**	**90.00**	**0.00**	**168.15**	**0.00**	**0.00**	**920.72**	**620.92**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	461.00	bbl/month	
Abandonment :	11.01	bbl/month	
Initial Decline :	44.76	% year	b = 0.499
Beg Ratio :	0.766		
End Ratio :	0.748		

Abandonment Date :	2/6/2043
Working Int :	1.00000000
Revenue Int :	0.78040180
Disc. Initial Invest. (M$) :	81.21
ROInvestment (disc/undisc) :	8.65 / 11.23
Years to Payout :	1.37
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	745.54
PW	8.00% :	666.14
PW	10.00% :	620.92
PW	12.00% :	580.74
PW	15.00% :	528.23
PW	20.00% :	456.84

TRC Eco Detailed.rpt 14

Date : 04/08/2023 8:46:58AM

ECONOMIC PROJECTION

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Case : Coral 2-19 Oswego - 3508323812
Reserve Cat. : Probable Behind Pipe
Field : Lawrie West
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Oswego
Co., State : Logan, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	3.82	2.92	2.98	2.28	90.57	6.34	269.86	14.45	0.00
2025	3.29	2.52	2.57	1.96	90.57	6.34	232.75	12.46	0.00
2026	2.19	1.67	1.71	1.30	90.57	6.34	154.58	8.28	0.00
2027	1.56	1.19	1.22	0.93	90.57	6.34	110.19	5.89	0.00
2028	1.17	0.89	0.91	0.70	90.57	6.34	82.56	4.42	0.00
2029	0.91	0.69	0.71	0.54	90.57	6.34	64.11	3.44	0.00
2030	0.73	0.55	0.57	0.43	90.57	6.34	51.31	2.74	0.00
2031	0.59	0.45	0.46	0.35	90.57	6.34	41.84	2.25	0.00
2032	0.49	0.38	0.39	0.29	90.57	6.34	34.92	1.87	0.00
2033	0.42	0.32	0.32	0.25	90.57	6.34	29.40	1.58	0.00
2034	0.36	0.27	0.28	0.21	90.57	6.34	25.29	1.34	0.00
2035	0.31	0.23	0.24	0.18	90.57	6.34	21.78	1.15	0.00
2036	0.27	0.20	0.21	0.16	90.57	6.34	19.10	1.01	0.00
2037	0.24	0.18	0.19	0.14	90.57	6.34	16.79	0.88	0.00
Rem	0.88	0.66	0.68	0.51	90.57	6.34	61.99	3.25	0.00
Total	**17.21**	**13.13**	**13.43**	**10.25**	**90.57**	**6.34**	**1,216.48**	**65.01**	**0.00**
Ult	**17.21**	**13.13**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	14.92	2.94	90.00	0.00	5.25	0.00	0.00	171.19	145.12
2025	1.00	17.41	3.43	0.00	0.00	9.00	0.00	0.00	215.37	316.91
2026	1.00	11.56	2.28	0.00	0.00	9.00	0.00	0.00	140.02	418.38
2027	1.00	8.24	1.63	0.00	0.00	9.00	0.00	0.00	97.22	482.41
2028	1.00	6.17	1.22	0.00	0.00	9.00	0.00	0.00	70.58	524.66
2029	1.00	4.80	0.95	0.00	0.00	9.00	0.00	0.00	52.80	553.38
2030	1.00	3.84	0.76	0.00	0.00	9.00	0.00	0.00	40.46	573.38
2031	1.00	3.13	0.62	0.00	0.00	9.00	0.00	0.00	31.34	587.47
2032	1.00	2.61	0.52	0.00	0.00	9.00	0.00	0.00	24.66	597.55
2033	1.00	2.20	0.43	0.00	0.00	9.00	0.00	0.00	19.35	604.74
2034	1.00	1.89	0.37	0.00	0.00	9.00	0.00	0.00	15.37	609.93
2035	1.00	1.63	0.32	0.00	0.00	9.00	0.00	0.00	11.98	613.60
2036	1.00	1.43	0.28	0.00	0.00	9.00	0.00	0.00	9.39	616.22
2037	1.00	1.26	0.25	0.00	0.00	9.00	0.00	0.00	7.18	618.04
Rem.		4.63	0.91	0.00	0.00	45.90	0.00	0.00	13.80	2.88
Total		**85.72**	**16.90**	**90.00**	**0.00**	**168.15**	**0.00**	**0.00**	**920.72**	**620.92**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 461.00 bbl/month
Abandonment : 11.01 bbl/month
Initial Decline : 44.76 % year b = 0.499
Beg Ratio : 0.766
End Ratio : 0.748

Abandonment Date : 2/6/2043
Working Int : 1.00000000
Revenue Int : 0.78040180
Disc. Initial Invest. (M$) : 81.21
ROInvestment (disc/undisc) : 8.65 / 11.23
Years to Payout : 1.37
Internal ROR (%) : >1000

Present Worth Profile (M$)

PW	5.00% :	745.54
PW	8.00% :	666.14
PW	10.00% :	620.92
PW	12.00% :	580.74
PW	15.00% :	528.23
PW	20.00% :	456.84

TRC Eco Detailed.rpt 15

Table VIII: Probable Undeveloped Project Information date 1-Jan-2023.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		Jan 2023
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Probable Undeveloped
Effective month & year		Jan 2023
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		58.84
Total acreage	acres	1380
PRICING DATA
Oil price	$/Bbl.	90.57
Oil price Esc and start date		0
Gas price	$/MCF	6.344
Gas price Esc and start date		0

The expected production from the eight (8) horizontal Woodford wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the nearest local offset Dennis 3-1 well using PhDwin software and curve fitting algorithms. The recovery factor used to estimate reserves was a conservative 8%, though more recent generations of completions, using much higher propellant injection pressures for fracking, suggest it could be up to 12-14%. While two zones are present in the Woodford and represent potential completion targets in the Woodford, only one zone was assumed to be completed for production. All horizontal wells are located in sections 1, 11, 2 and 12. All horizontal wells are extended as 7000 ft laterals. There are also ten (10) Miss vertical wells that are planned to be drilled. The initial drilling and production of these Miss wells will further de-risk the Woodford horizontal wells as well as confirm the production for the remainder of the Miss vertical wells, moving most if not all of these wells into the proven category.

Table IX: Probable Undeveloped Reserve Economic Proforma Report dated 1-Jan-2023.

Date : 03/30/2023 2:12:55PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	103.58	274.96	43.44	115.32	90.57	6.34	3,934.57	731.57	0.00
2024	223.46	644.07	102.75	294.13	90.57	6.34	9,306.46	1,865.94	0.00
2025	323.33	972.88	158.75	473.92	90.57	6.34	14,377.58	3,006.53	0.00
2026	414.46	1,282.42	179.33	564.27	90.57	6.34	16,241.58	3,579.70	0.00
2027	377.55	1,247.57	153.17	514.45	90.57	6.34	13,872.22	3,263.66	0.00
2028	296.35	1,030.41	121.44	425.19	90.57	6.34	10,998.54	2,697.41	0.00
2029	242.60	854.13	100.07	352.68	90.57	6.34	9,063.52	2,237.43	0.00
2030	204.45	710.48	84.73	293.55	90.57	6.34	7,674.36	1,862.29	0.00
2031	176.05	592.96	73.22	245.14	90.57	6.34	6,631.30	1,555.20	0.00
2032	154.12	496.48	64.27	205.38	90.57	6.34	5,820.97	1,302.92	0.00
2033	122.73	379.42	51.27	156.83	90.57	6.34	4,643.69	994.96	0.00
2034	84.26	251.94	34.03	100.53	90.57	6.34	3,081.87	637.76	0.00
2035	49.53	142.81	16.92	48.40	90.57	6.34	1,532.78	307.05	0.00
2036	15.80	43.98	4.09	11.38	90.57	6.34	370.32	72.21	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**2,788.25**	**8,924.50**	**1,187.48**	**3,801.17**	**90.57**	**6.34**	**107,549.78**	**24,114.63**	**0.00**
Ult	2,788.25	8,924.50							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	2.00	331.25	65.33	3,613.40	0.00	18.07	0.00	0.00	638.09	465.17
2024	4.00	793.14	156.41	4,575.20	0.00	53.85	0.00	0.00	5,593.81	5,208.88
2025	6.00	1,234.11	243.38	4,401.60	0.00	92.20	0.00	0.00	11,412.83	14,143.28
2026	8.00	1,407.12	277.50	2,321.20	0.00	119.52	0.00	0.00	15,695.94	25,434.40
2027	8.00	1,216.48	239.90	0.00	0.00	127.81	0.00	0.00	15,551.68	35,669.67
2028	8.00	972.28	191.74	0.00	0.00	127.81	0.00	0.00	12,404.12	43,087.74
2029	8.00	802.26	158.21	0.00	0.00	127.81	0.00	0.00	10,212.67	48,639.10
2030	8.00	677.01	133.51	0.00	0.00	127.81	0.00	0.00	8,598.32	52,887.69
2031	8.00	581.16	114.61	0.00	0.00	127.81	0.00	0.00	7,362.92	56,194.93
2032	8.00	505.73	99.73	0.00	0.00	127.81	0.00	0.00	6,390.61	58,803.78
2033	8.00	400.29	78.94	0.00	0.00	109.59	0.00	0.00	5,049.83	60,683.07
2034	6.00	264.06	52.07	0.00	0.00	73.76	0.00	0.00	3,329.73	61,811.61
2035	4.00	130.61	25.76	0.00	0.00	38.42	0.00	0.00	1,645.05	62,321.74
2036	2.00	31.42	6.20	0.00	0.00	9.82	0.00	0.00	395.09	62,434.43
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**9,346.91**	**1,843.30**	**14,911.40**	**0.00**	**1,282.09**	**0.00**	**0.00**	**104,280.70**	**62,434.43**

Disc. Initial Invest. (M$) :	12,906.97
ROInvestment (disc/undisc) :	5.84 / 7.99
Years to Payout :	1.96
Internal ROR (%) :	324.35

Present Worth Profile (M$)

PW	5.00% :	79,564.67
PW	8.00% :	68,582.61
PW	10.00% :	62,434.43
PW	12.00% :	57,051.41
PW	15.00% :	50,159.42
PW	20.00% :	41,104.19

TRC Eco Detailed.rpt 1

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1117N3W-1 - 1117N3W-1
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	54.63	145.07	23.70	62.93	90.57	6.34	2,146.18	399.24	0.00
2026	70.00	212.68	30.36	92.26	90.57	6.34	2,750.09	585.29	0.00
2027	51.99	174.88	22.55	75.86	90.57	6.34	2,042.65	481.26	0.00
2028	40.91	144.34	17.75	62.61	90.57	6.34	1,607.28	397.22	0.00
2029	33.47	119.57	14.52	51.87	90.57	6.34	1,314.82	329.05	0.00
2030	28.15	99.39	12.21	43.11	90.57	6.34	1,105.95	273.52	0.00
2031	24.19	82.89	10.49	35.96	90.57	6.34	950.29	228.13	0.00
2032	21.13	69.36	9.16	30.09	90.57	6.34	830.03	190.89	0.00
2033	18.70	58.22	8.11	25.26	90.57	6.34	734.59	160.22	0.00
2034	16.73	49.02	7.26	21.26	90.57	6.34	657.35	134.89	0.00
2035	7.74	21.56	3.36	9.35	90.57	6.34	304.06	59.34	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**367.61**	**1,176.97**	**159.47**	**510.57**	**90.57**	**6.34**	**14,443.28**	**3,239.05**	**0.00**
Ult	367.61	1,176.97							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	1.00	180.70	35.64	1,880.90	0.00	9.40	0.00	0.00	438.77	284.93
2026	1.00	236.78	46.70	0.00	0.00	16.12	0.00	0.00	3,035.78	2,483.70
2027	1.00	179.17	35.33	0.00	0.00	16.12	0.00	0.00	2,293.28	3,993.08
2028	1.00	142.30	28.06	0.00	0.00	16.12	0.00	0.00	1,818.02	5,080.37
2029	1.00	116.70	23.01	0.00	0.00	16.12	0.00	0.00	1,488.03	5,889.26
2030	1.00	97.93	19.31	0.00	0.00	16.12	0.00	0.00	1,246.11	6,505.01
2031	1.00	83.66	16.50	0.00	0.00	16.12	0.00	0.00	1,062.14	6,982.12
2032	1.00	72.48	14.29	0.00	0.00	16.12	0.00	0.00	918.02	7,356.89
2033	1.00	63.52	12.53	0.00	0.00	16.12	0.00	0.00	802.64	7,654.77
2034	1.00	56.24	11.09	0.00	0.00	16.12	0.00	0.00	708.78	7,893.89
2035	1.00	25.80	5.09	0.00	0.00	7.91	0.00	0.00	324.60	7,995.76
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,255.28**	**247.55**	**1,880.90**	**0.00**	**162.42**	**0.00**	**0.00**	**14,136.18**	**7,995.76**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 1,263.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 2.747

Abandonment Date : 6/30/2035
Working Int : 0.53740000
Revenue Int : 0.43380000
Disc. Initial Invest. (M$) : 1,523.69
ROInvestment (disc/undisc) : 6.25 / 8.52
Years to Payout : 2.80
Internal ROR (%) : 386.84

Present Worth Profile (M$)

PW	5.00% :	10,487.09
PW	8.00% :	8,885.48
PW	10.00% :	7,995.76
PW	12.00% :	7,221.61
PW	15.00% :	6,238.19
PW	20.00% :	4,962.46

TRC Eco Detailed.rpt 2

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1117N3W-2 - 1117N3W-2
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	53.87	143.07	33.37	88.62	90.57	6.34	3,022.11	562.20	0.00
2026	69.03	209.75	42.76	129.92	90.57	6.34	3,872.41	824.19	0.00
2027	51.27	172.47	31.76	106.83	90.57	6.34	2,876.14	677.71	0.00
2028	40.34	142.35	24.99	88.17	90.57	6.34	2,263.20	559.36	0.00
2029	33.00	117.92	20.44	73.04	90.57	6.34	1,851.21	463.36	0.00
2030	27.76	98.02	17.20	60.71	90.57	6.34	1,557.37	385.16	0.00
2031	23.85	81.75	14.77	50.64	90.57	6.34	1,337.96	321.25	0.00
2032	20.83	68.41	12.90	42.37	90.57	6.34	1,168.66	268.80	0.00
2033	18.44	57.42	11.42	35.56	90.57	6.34	1,034.58	225.62	0.00
2034	16.50	48.34	10.22	29.94	90.57	6.34	925.69	189.95	0.00
2035	7.63	21.26	4.73	13.17	90.57	6.34	428.15	83.55	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**362.53**	**1,160.75**	**224.55**	**718.97**	**90.57**	**6.34**	**20,337.48**	**4,561.14**	**0.00**
Ult	**362.53**	**1,160.75**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	1.00	254.45	50.18	2,520.70	0.00	12.60	0.00	0.00	746.37	503.02
2026	1.00	333.41	65.75	0.00	0.00	21.61	0.00	0.00	4,275.82	3,599.94
2027	1.00	252.29	49.75	0.00	0.00	21.61	0.00	0.00	3,230.20	5,725.97
2028	1.00	200.37	39.52	0.00	0.00	21.61	0.00	0.00	2,561.07	7,257.64
2029	1.00	164.31	32.40	0.00	0.00	21.61	0.00	0.00	2,096.25	8,397.16
2030	1.00	137.90	27.20	0.00	0.00	21.61	0.00	0.00	1,755.83	9,264.78
2031	1.00	117.79	23.23	0.00	0.00	21.61	0.00	0.00	1,496.59	9,937.04
2032	1.00	102.05	20.12	0.00	0.00	21.61	0.00	0.00	1,293.68	10,465.17
2033	1.00	89.46	17.64	0.00	0.00	21.61	0.00	0.00	1,131.49	10,885.08
2034	1.00	79.20	15.62	0.00	0.00	21.61	0.00	0.00	999.22	11,222.20
2035	1.00	36.33	7.16	0.00	0.00	10.61	0.00	0.00	457.60	11,365.80
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,767.56**	**348.58**	**2,520.70**	**0.00**	**217.66**	**0.00**	**0.00**	**20,044.11**	**11,365.80**

Major Phase :	Oil	
Perfs :	0 - 0	
Initial Rate :	0.00	bbl/month
Abandonment :	1,246.00	bbl/month
Initial Decline :	0.00	% year b = 0.000
Beg Ratio :	0.000	
End Ratio :	2.746	

Abandonment Date :	6/30/2035
Working Int :	0.72020000
Revenue Int :	0.61940000
Disc. Initial Invest. (M$) :	2,044.27
ROInvestment (disc/undisc) :	6.56 / 8.95
Years to Payout :	2.77
Internal ROR (%) :	410.54

Present Worth Profile (M$)

PW	5.00% :	14,888.16
PW	8.00% :	12,624.01
PW	10.00% :	11,365.80
PW	12.00% :	10,270.72
PW	15.00% :	8,879.12
PW	20.00% :	7,072.79

TRC Eco Detailed.rpt 3

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Case : HZ 1117N3W-3 - 1117N3W-3
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	60.49	160.66	15.65	41.58	90.57	6.34	1,417.74	263.77	0.00
2027	77.50	235.53	20.06	60.95	90.57	6.34	1,816.63	386.69	0.00
2028	57.57	193.67	14.90	50.12	90.57	6.34	1,349.30	317.96	0.00
2029	45.30	159.85	11.72	41.37	90.57	6.34	1,061.79	262.44	0.00
2030	37.05	132.41	9.59	34.27	90.57	6.34	868.53	217.40	0.00
2031	31.17	110.07	8.07	28.48	90.57	6.34	730.61	180.71	0.00
2032	26.78	91.80	6.93	23.76	90.57	6.34	627.76	150.72	0.00
2033	23.39	76.81	6.05	19.88	90.57	6.34	548.27	126.12	0.00
2034	20.70	64.47	5.36	16.69	90.57	6.34	485.29	105.86	0.00
2035	18.53	54.28	4.79	14.05	90.57	6.34	434.22	89.12	0.00
2036	8.57	23.88	2.22	6.18	90.57	6.34	200.85	39.20	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**407.05**	**1,303.41**	**105.34**	**337.32**	**90.57**	**6.34**	**9,540.98**	**2,139.98**	**0.00**
Ult	**407.05**	**1,303.41**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	1.00	119.37	23.54	1,160.60	0.00	5.80	0.00	0.00	372.19	230.80
2027	1.00	156.42	30.85	0.00	0.00	9.95	0.00	0.00	2,006.11	1,551.79
2028	1.00	118.36	23.34	0.00	0.00	9.95	0.00	0.00	1,515.61	2,458.49
2029	1.00	94.01	18.54	0.00	0.00	9.95	0.00	0.00	1,201.73	3,111.89
2030	1.00	77.09	15.20	0.00	0.00	9.95	0.00	0.00	983.68	3,598.04
2031	1.00	64.69	12.76	0.00	0.00	9.95	0.00	0.00	823.92	3,968.18
2032	1.00	55.26	10.90	0.00	0.00	9.95	0.00	0.00	702.37	4,254.94
2033	1.00	47.88	9.44	0.00	0.00	9.95	0.00	0.00	607.12	4,480.27
2034	1.00	41.97	8.28	0.00	0.00	9.95	0.00	0.00	530.96	4,659.42
2035	1.00	37.15	7.33	0.00	0.00	9.95	0.00	0.00	468.91	4,803.24
2036	1.00	17.04	3.36	0.00	0.00	4.91	0.00	0.00	214.74	4,864.50
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**829.24**	**163.53**	**1,160.60**	**0.00**	**100.25**	**0.00**	**0.00**	**9,427.35**	**4,864.50**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 1,399.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 2.746

Abandonment Date : 6/30/2036
Working Int : 0.33160000
Revenue Int : 0.25880000
Disc. Initial Invest. (M$) : 855.73
ROInvestment (disc/undisc) : 6.68 / 9.12
Years to Payout : 3.76
Internal ROR (%) : 425.53

Present Worth Profile (M$)

PW	5.00% :	6,672.10
PW	8.00% :	5,501.93
PW	10.00% :	4,864.50
PW	12.00% :	4,318.22
PW	15.00% :	3,636.91
PW	20.00% :	2,777.85

TRC Eco Detailed.rpt 4

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

Project Name :	Logan I March 2023
Partner :	All Cases
Case Type :	LEASE CASE
Archive Set :	default

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Case :	HZ 1117N3W-4 - 1117N3W-4
Reserve Cat. :	Probable Undeveloped
Field :	LAWRIE WEST
Operator :	ALPHA ENERGY TEXAS OPERATING
Reservoir :	Woodford
Co., State :	LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	51.03	135.28	13.21	35.01	90.57	6.34	1,196.21	222.11	0.00
2027	65.39	198.32	16.92	51.33	90.57	6.34	1,532.80	325.61	0.00
2028	48.57	163.07	12.57	42.20	90.57	6.34	1,138.46	267.74	0.00
2029	38.22	134.60	9.89	34.83	90.57	6.34	895.81	220.98	0.00
2030	31.26	111.50	8.09	28.86	90.57	6.34	732.81	183.06	0.00
2031	26.30	92.68	6.81	23.99	90.57	6.34	616.44	152.17	0.00
2032	22.60	77.30	5.85	20.00	90.57	6.34	529.64	126.91	0.00
2033	19.74	64.68	5.11	16.74	90.57	6.34	462.60	106.19	0.00
2034	17.47	54.29	4.52	14.05	90.57	6.34	409.42	89.14	0.00
2035	15.63	45.71	4.05	11.83	90.57	6.34	366.36	75.04	0.00
2036	7.23	20.10	1.87	5.20	90.57	6.34	169.47	33.01	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**343.44**	**1,097.53**	**88.88**	**284.04**	**90.57**	**6.34**	**8,050.02**	**1,801.95**	**0.00**
Ult	**343.44**	**1,097.53**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	1.00	100.69	19.86	1,160.60	0.00	5.80	0.00	0.00	131.37	60.09
2027	1.00	131.93	26.02	0.00	0.00	9.95	0.00	0.00	1,690.52	1,173.27
2028	1.00	99.83	19.69	0.00	0.00	9.95	0.00	0.00	1,276.73	1,937.07
2029	1.00	79.28	15.64	0.00	0.00	9.95	0.00	0.00	1,011.93	2,487.27
2030	1.00	65.02	12.82	0.00	0.00	9.95	0.00	0.00	828.08	2,896.52
2031	1.00	54.56	10.76	0.00	0.00	9.95	0.00	0.00	693.33	3,208.00
2032	1.00	46.61	9.19	0.00	0.00	9.95	0.00	0.00	590.80	3,449.21
2033	1.00	40.38	7.96	0.00	0.00	9.95	0.00	0.00	510.51	3,638.68
2034	1.00	35.39	6.98	0.00	0.00	9.95	0.00	0.00	446.23	3,789.24
2035	1.00	31.34	6.18	0.00	0.00	9.95	0.00	0.00	393.94	3,910.08
2036	1.00	14.37	2.83	0.00	0.00	4.91	0.00	0.00	180.36	3,961.52
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**699.40**	**137.93**	**1,160.60**	**0.00**	**100.25**	**0.00**	**0.00**	**7,753.80**	**3,961.52**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	1,180.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	2.741		

Abandonment Date :	6/30/2036
Working Int :	0.33160000
Revenue Int :	0.25880000
Disc. Initial Invest. (M$) :	855.73
ROInvestment (disc/undisc) :	5.63 / 7.68
Years to Payout :	3.85
Internal ROR (%) :	308.25

Present Worth Profile (M$)

PW	5.00% :	5,461.40
PW	8.00% :	4,489.94
PW	10.00% :	3,961.52
PW	12.00% :	3,509.21
PW	15.00% :	2,945.96
PW	20.00% :	2,237.57

TRC Eco Detailed.rpt 5

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1217N3W-1 - 1217N3W-1
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	58.22	154.46	24.42	64.78	90.57	6.34	2,211.41	410.98	0.00
2024	74.60	226.44	31.29	94.97	90.57	6.34	2,833.69	602.49	0.00
2025	55.41	186.20	23.24	78.09	90.57	6.34	2,104.60	495.42	0.00
2026	43.60	153.68	18.28	64.46	90.57	6.34	1,656.03	408.90	0.00
2027	35.66	127.31	14.96	53.39	90.57	6.34	1,354.62	338.72	0.00
2028	30.00	105.82	12.58	44.38	90.57	6.34	1,139.67	281.56	0.00
2029	25.78	88.26	10.81	37.02	90.57	6.34	979.10	234.83	0.00
2030	22.51	73.85	9.44	30.97	90.57	6.34	855.20	196.50	0.00
2031	19.93	61.99	8.36	26.00	90.57	6.34	756.93	164.93	0.00
2032	17.83	52.19	7.48	21.89	90.57	6.34	677.27	138.86	0.00
2033	8.25	22.96	3.46	9.63	90.57	6.34	313.26	61.08	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**391.78**	**1,253.16**	**164.31**	**525.58**	**90.57**	**6.34**	**14,881.79**	**3,334.25**	**0.00**
Ult	**391.78**	**1,253.16**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	1.00	186.17	36.71	1,806.70	0.00	9.03	0.00	0.00	583.78	482.37
2024	1.00	243.94	48.11	0.00	0.00	15.49	0.00	0.00	3,128.65	3,223.98
2025	1.00	184.58	36.40	0.00	0.00	15.49	0.00	0.00	2,363.56	5,106.05
2026	1.00	146.59	28.91	0.00	0.00	15.49	0.00	0.00	1,873.95	6,462.29
2027	1.00	120.21	23.71	0.00	0.00	15.49	0.00	0.00	1,533.94	7,471.37
2028	1.00	100.89	19.90	0.00	0.00	15.49	0.00	0.00	1,284.95	8,239.57
2029	1.00	86.18	17.00	0.00	0.00	15.49	0.00	0.00	1,095.28	8,834.79
2030	1.00	74.66	14.72	0.00	0.00	15.49	0.00	0.00	946.82	9,302.55
2031	1.00	65.44	12.91	0.00	0.00	15.49	0.00	0.00	828.03	9,674.42
2032	1.00	57.94	11.43	0.00	0.00	15.49	0.00	0.00	731.28	9,972.92
2033	1.00	26.57	5.24	0.00	0.00	6.37	0.00	0.00	336.15	10,100.61
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,293.16**	**255.02**	**1,806.70**	**0.00**	**154.78**	**0.00**	**0.00**	**14,706.37**	**10,100.61**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	1,346.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	2.744		

Abandonment Date :	6/1/2033
Working Int :	0.51620000
Revenue Int :	0.41940000
Disc. Initial Invest. (M$) :	1,773.15
ROInvestment (disc/undisc) :	6.70 / 9.14
Years to Payout :	0.76
Internal ROR (%) :	426.19

Present Worth Profile (M$)

PW	5.00% :	12,049.07
PW	8.00% :	10,812.20
PW	10.00% :	10,100.61
PW	12.00% :	9,464.42
PW	15.00% :	8,629.13
PW	20.00% :	7,488.65

TRC Eco Detailed.rpt 6

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1217N3W-2 - 1217N3W-2
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	45.36	120.49	19.03	50.54	90.57	6.34	1,723.15	320.60	0.00
2024	58.13	176.64	24.38	74.08	90.57	6.34	2,208.03	469.99	0.00
2025	43.17	145.25	18.11	60.92	90.57	6.34	1,639.89	386.46	0.00
2026	33.97	119.88	14.25	50.28	90.57	6.34	1,290.43	318.97	0.00
2027	27.79	99.31	11.66	41.65	90.57	6.34	1,055.60	264.22	0.00
2028	23.38	82.55	9.81	34.62	90.57	6.34	888.05	219.63	0.00
2029	20.08	68.85	8.42	28.88	90.57	6.34	762.89	183.18	0.00
2030	17.54	57.61	7.36	24.16	90.57	6.34	666.37	153.28	0.00
2031	15.53	48.36	6.51	20.28	90.57	6.34	589.83	128.66	0.00
2032	13.90	40.71	5.83	17.07	90.57	6.34	527.80	108.32	0.00
2033	6.43	17.91	2.70	7.51	90.57	6.34	244.09	47.65	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**305.28**	**977.56**	**128.04**	**409.99**	**90.57**	**6.34**	**11,596.15**	**2,600.97**	**0.00**
Ult	**305.28**	**977.56**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	1.00	145.09	28.61	1,806.70	0.00	9.03	0.00	0.00	54.32	-17.20
2024	1.00	190.11	37.49	0.00	0.00	15.49	0.00	0.00	2,434.93	2,116.52
2025	1.00	143.85	28.37	0.00	0.00	15.49	0.00	0.00	1,838.65	3,580.62
2026	1.00	114.25	22.53	0.00	0.00	15.49	0.00	0.00	1,457.13	4,635.19
2027	1.00	93.69	18.48	0.00	0.00	15.49	0.00	0.00	1,192.17	5,419.45
2028	1.00	78.63	15.51	0.00	0.00	15.49	0.00	0.00	998.06	6,016.14
2029	1.00	67.16	13.25	0.00	0.00	15.49	0.00	0.00	850.18	6,478.17
2030	1.00	58.19	11.48	0.00	0.00	15.49	0.00	0.00	734.50	6,841.04
2031	1.00	51.01	10.06	0.00	0.00	15.49	0.00	0.00	641.94	7,129.34
2032	1.00	45.16	8.91	0.00	0.00	15.49	0.00	0.00	566.57	7,360.61
2033	1.00	20.71	4.08	0.00	0.00	6.37	0.00	0.00	260.57	7,459.59
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,007.86**	**198.76**	**1,806.70**	**0.00**	**154.78**	**0.00**	**0.00**	**11,029.02**	**7,459.59**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 1,049.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 2.746

Abandonment Date : 6/1/2033
Working Int : 0.51620000
Revenue Int : 0.41940000
Disc. Initial Invest. (M$) : 1,773.15
ROInvestment (disc/undisc) : 5.21 / 7.10
Years to Payout : 0.90
Internal ROR (%) : 266.94

Present Worth Profile (M$)

PW	5.00% :	8,969.33
PW	8.00% :	8,010.89
PW	10.00% :	7,459.59
PW	12.00% :	6,966.78
PW	15.00% :	6,319.92
PW	20.00% :	5,437.05

TRC Eco Detailed.rpt 7

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1217N3W-3 - 1217N3W-3
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	45.36	120.49	23.54	62.54	90.57	6.34	2,132.37	396.73	0.00
2025	58.13	176.64	30.17	91.68	90.57	6.34	2,732.40	581.61	0.00
2026	43.17	145.25	22.41	75.38	90.57	6.34	2,029.34	478.24	0.00
2027	33.97	119.88	17.63	62.22	90.57	6.34	1,596.88	394.72	0.00
2028	27.79	99.31	14.42	51.54	90.57	6.34	1,306.29	326.97	0.00
2029	23.38	82.55	12.13	42.84	90.57	6.34	1,098.95	271.79	0.00
2030	20.08	68.85	10.42	35.73	90.57	6.34	944.07	226.69	0.00
2031	17.54	57.61	9.10	29.90	90.57	6.34	824.62	189.68	0.00
2032	15.53	48.36	8.06	25.10	90.57	6.34	729.91	159.21	0.00
2033	13.90	40.71	7.21	21.13	90.57	6.34	653.15	134.04	0.00
2034	6.43	17.91	3.34	9.29	90.57	6.34	302.06	58.96	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**305.28**	**977.56**	**158.44**	**507.35**	**90.57**	**6.34**	**14,350.03**	**3,218.65**	**0.00**
Ult	**305.28**	**977.56**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	179.54	35.41	2,287.60	0.00	11.44	0.00	0.00	15.11	-65.81
2025	1.00	235.26	46.40	0.00	0.00	19.61	0.00	0.00	3,012.74	2,334.33
2026	1.00	178.01	35.11	0.00	0.00	19.61	0.00	0.00	2,274.85	3,981.20
2027	1.00	141.38	27.88	0.00	0.00	19.61	0.00	0.00	1,802.73	5,167.36
2028	1.00	115.95	22.87	0.00	0.00	19.61	0.00	0.00	1,474.84	6,049.23
2029	1.00	97.31	19.19	0.00	0.00	19.61	0.00	0.00	1,234.63	6,720.28
2030	1.00	83.11	16.39	0.00	0.00	19.61	0.00	0.00	1,051.64	7,239.87
2031	1.00	72.01	14.20	0.00	0.00	19.61	0.00	0.00	908.49	7,647.92
2032	1.00	63.12	12.45	0.00	0.00	19.61	0.00	0.00	793.95	7,972.02
2033	1.00	55.88	11.02	0.00	0.00	19.61	0.00	0.00	700.68	8,232.03
2034	1.00	25.63	5.05	0.00	0.00	8.07	0.00	0.00	322.27	8,343.33
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,247.21**	**245.96**	**2,287.60**	**0.00**	**195.98**	**0.00**	**0.00**	**13,591.93**	**8,343.33**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	1,049.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	2.746		

Abandonment Date :	6/1/2034
Working Int :	0.65360000
Revenue Int :	0.51900000
Disc. Initial Invest. (M$) :	2,040.62
ROInvestment (disc/undisc) :	5.09 / 6.94
Years to Payout :	1.91
Internal ROR (%) :	256.58

Present Worth Profile (M$)

PW	5.00% :	10,518.75
PW	8.00% :	9,129.09
PW	10.00% :	8,343.33
PW	12.00% :	7,650.23
PW	15.00% :	6,755.10
PW	20.00% :	5,563.91

TRC Eco Detailed.rpt 8

Date : 03/30/2023 2:12:55PM

ECONOMIC PROJECTION

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Project Name : Logan I March 2023
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : HZ 1217N3W-4 - 1217N3W-4
Reserve Cat. : Probable Undeveloped
Field : LAWRIE WEST
Operator : ALPHA ENERGY TEXAS OPERATING
Reservoir : Woodford
Co., State : LOGAN, OK

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	45.36	120.49	23.54	62.54	90.57	6.34	2,132.37	396.73	0.00
2025	58.13	176.64	30.17	91.68	90.57	6.34	2,732.40	581.61	0.00
2026	43.17	145.25	22.41	75.38	90.57	6.34	2,029.34	478.24	0.00
2027	33.97	119.88	17.63	62.22	90.57	6.34	1,596.88	394.72	0.00
2028	27.79	99.31	14.42	51.54	90.57	6.34	1,306.29	326.97	0.00
2029	23.38	82.55	12.13	42.84	90.57	6.34	1,098.95	271.79	0.00
2030	20.08	68.85	10.42	35.73	90.57	6.34	944.07	226.69	0.00
2031	17.54	57.61	9.10	29.90	90.57	6.34	824.62	189.68	0.00
2032	15.53	48.36	8.06	25.10	90.57	6.34	729.91	159.21	0.00
2033	13.90	40.71	7.21	21.13	90.57	6.34	653.15	134.04	0.00
2034	6.43	17.91	3.34	9.29	90.57	6.34	302.06	58.96	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**305.28**	**977.56**	**158.44**	**507.35**	**90.57**	**6.34**	**14,350.03**	**3,218.65**	**0.00**
Ult	**305.28**	**977.56**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	1.00	179.54	35.41	2,287.60	0.00	11.44	0.00	0.00	15.11	-65.81
2025	1.00	235.26	46.40	0.00	0.00	19.61	0.00	0.00	3,012.74	2,334.33
2026	1.00	178.01	35.11	0.00	0.00	19.61	0.00	0.00	2,274.85	3,981.20
2027	1.00	141.38	27.88	0.00	0.00	19.61	0.00	0.00	1,802.73	5,167.36
2028	1.00	115.95	22.87	0.00	0.00	19.61	0.00	0.00	1,474.84	6,049.23
2029	1.00	97.31	19.19	0.00	0.00	19.61	0.00	0.00	1,234.63	6,720.28
2030	1.00	83.11	16.39	0.00	0.00	19.61	0.00	0.00	1,051.64	7,239.87
2031	1.00	72.01	14.20	0.00	0.00	19.61	0.00	0.00	908.49	7,647.92
2032	1.00	63.12	12.45	0.00	0.00	19.61	0.00	0.00	793.95	7,972.02
2033	1.00	55.88	11.02	0.00	0.00	19.61	0.00	0.00	700.68	8,232.03
2034	1.00	25.63	5.05	0.00	0.00	8.07	0.00	0.00	322.27	8,343.33
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1,247.21**	**245.96**	**2,287.60**	**0.00**	**195.98**	**0.00**	**0.00**	**13,591.93**	**8,343.33**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 0.00 bbl/month
Abandonment : 1,049.00 bbl/month
Initial Decline : 0.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 2.746

Abandonment Date : 6/1/2034
Working Int : 0.65360000
Revenue Int : 0.51900000
Disc. Initial Invest. (M$) : 2,040.62
ROInvestment (disc/undisc) : 5.09 / 6.94
Years to Payout : 1.91
Internal ROR (%) : 256.58

Present Worth Profile (M$)

PW	5.00% :	10,518.75
PW	8.00% :	9,129.09
PW	10.00% :	8,343.33
PW	12.00% :	7,650.23
PW	15.00% :	6,755.10
PW	20.00% :	5,563.91

TRC Eco Detailed.rpt 9

Date : 03/30/2023 2:13:42PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I March 2023
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 02/01/2023
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2023	11.50	45.98	9.00	36.01	90.57	6.34	815.47	228.47	0.00
2024	79.81	319.15	47.28	189.05	90.57	6.34	4,281.94	1,199.33	0.00
2025	37.76	151.00	29.59	118.32	90.57	6.34	2,679.67	750.63	0.00
2026	25.86	103.43	20.26	81.04	90.57	6.34	1,835.36	514.15	0.00
2027	18.81	75.28	14.74	58.98	90.57	6.34	1,334.96	374.19	0.00
2028	14.31	57.22	11.22	44.83	90.57	6.34	1,015.82	284.42	0.00
2029	11.25	45.00	8.82	35.26	90.57	6.34	798.45	223.69	0.00
2030	9.08	36.29	7.12	28.43	90.57	6.34	644.45	180.38	0.00
2031	7.47	29.90	5.85	23.42	90.57	6.34	530.12	148.60	0.00
2032	6.28	25.05	4.92	19.63	90.57	6.34	445.88	124.53	0.00
2033	5.21	20.83	4.08	16.33	90.57	6.34	369.68	103.57	0.00
2034	3.94	15.64	3.09	12.26	90.57	6.34	279.64	77.80	0.00
2035	3.42	13.58	2.68	10.65	90.57	6.34	242.96	67.56	0.00
2036	3.01	11.94	2.36	9.36	90.57	6.34	213.71	59.40	0.00
2037	2.65	10.53	2.08	8.25	90.57	6.34	188.47	52.36	0.00
Rem	21.18	83.81	16.61	65.71	90.57	6.34	1,504.11	416.84	0.00
Total	**261.55**	**1,044.63**	**189.69**	**757.55**	**90.57**	**6.34**	**17,180.67**	**4,805.92**	**0.00**
Ult	**261.55**	**1,044.63**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	6.00	6.39	1.26	4,200.00	0.00	0.75	0.00	0.00	-3,164.46	-2,953.53
2024	10.00	250.82	49.46	700.00	0.00	43.50	0.00	0.00	4,437.49	918.42
2025	7.00	243.52	48.02	0.00	0.00	63.00	0.00	0.00	3,075.76	3,370.90
2026	7.00	166.79	32.89	0.00	0.00	63.00	0.00	0.00	2,086.82	4,882.84
2027	7.00	121.33	23.93	0.00	0.00	63.00	0.00	0.00	1,500.89	5,871.10
2028	7.00	92.30	18.20	0.00	0.00	63.00	0.00	0.00	1,126.73	6,545.24
2029	7.00	72.56	14.31	0.00	0.00	63.00	0.00	0.00	872.26	7,019.62
2030	7.00	58.55	11.55	0.00	0.00	63.00	0.00	0.00	691.73	7,361.58
2031	7.00	48.18	9.50	0.00	0.00	63.00	0.00	0.00	558.04	7,612.35
2032	7.00	40.49	7.99	0.00	0.00	63.00	0.00	0.00	458.93	7,799.77
2033	7.00	33.60	6.63	0.00	0.00	61.41	0.00	0.00	371.62	7,937.87
2034	6.00	25.37	5.00	0.00	0.00	54.00	0.00	0.00	273.06	8,030.01
2035	6.00	22.04	4.35	0.00	0.00	54.00	0.00	0.00	230.12	8,100.60
2036	6.00	19.39	3.82	0.00	0.00	54.00	0.00	0.00	195.90	8,155.23
2037	6.00	17.10	3.37	0.00	0.00	54.00	0.00	0.00	166.36	8,197.39
Rem.		136.37	26.89	0.00	0.00	895.70	0.00	0.00	861.99	142.14
Total		**1,354.80**	**267.18**	**4,900.00**	**0.00**	**1,721.36**	**0.00**	**0.00**	**13,743.25**	**8,339.53**

Disc. Initial Invest. (M$) :	4,553.21
ROInvestment (disc/undisc) :	2.83 / 3.80
Years to Payout :	1.61
Internal ROR (%) :	162.81

Present Worth Profile (M$)

PW	5.00% :	10,479.54
PW	8.00% :	9,100.90
PW	10.00% :	8,339.53
PW	12.00% :	7,675.71
PW	15.00% :	6,825.20
PW	20.00% :	5,696.12

TRC Eco Detailed.rpt 1

APPENDIX:

TTM WTI Spot Oil Price and Henry Hub Natural Gas Price Averages (outlined in red)

INDEX	SOURCE	May 2022	Jun 2022	Jul 2022	Aug 2022	Sep 2022	Oct 2022	Nov 2022	Dec 2022	Jan
CRUDE OIL PRICES ($/Barrel)										
WTI Posting	Plains									
Monthly Index		106.52	110.62	96.62	87.90	80.54	83.22	80.68	73.14	74.96
12-mo Avg		80.59	84.15	86.43	88.41	89.46	89.93	90.44	90.87	90.52
SEC - 1st Day 12-mo Avg		78.29	82.26	85.02	86.68	88.19	88.49	88.85	90.15	90.57
INDEX	**SOURCE**	**May 2022**	**Jun 2022**	**Jul 2022**	**Aug 2022**	**Sep 2022**	**Oct 2022**	**Nov 2022**	**Dec 2022**	**Jan**
GAS PRICES ($/MMBTU)										
Henry Hub	Gas Daily									
Monthly Index		7.270	8.910	6.560	8.710	9.340	6.880	5.200	6.710	4.750
12-mo Avg		5.003	5.497	5.742	6.130	6.543	6.629	6.544	6.648	6.710
SEC - 1st Day 12-mo Avg		4.666	5.133	5.362	5.735	6.126	6.188	6.165	6.357	6.344